EATON VANCE GROUP OF FUNDS

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

September 26, 2008

Dear Shareholder:

     We cordially invite you to attend a Special Meeting of Shareholders of the Eaton Vance Group of Funds on Friday, November 14, 2008. There is only one item on the agenda, but it is an important one — the election of Trustees. We ask you to read the enclosed information carefully and to submit your vote promptly.

     In the proxy statement that follows this letter, the current Trustees are asking shareholders to elect a slate of Trustees that includes all of the existing Trustees and one new Trustee. The current Trustees serve on the Boards of multiple Eaton Vance funds. If the entire slate is elected, at least two-thirds of each Board will continue to be composed of Trustees who are independent of Fund management.

     Since the Trustee proposal is common to the Funds, we have combined our discussion into a single proxy statement, which will reduce Fund expenses. Please note that we are required to provide you with one proxy card (or other means to vote) for each account that you own.

     We realize that most of our shareholders will not be able to attend the meeting and vote their shares in person. However, your Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help your Fund avoid the expense of additional mailings.

     If you would like additional information concerning the election of Trustees, please call one of our service representatives at 1-800-262-1122 Monday through Friday between 8:00 A.M. - 7:00 P.M. (Eastern Time). Your participation in this vote is extremely important.

YOUR VOTE IS IMPORTANT — PLEASE VOTE PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE
ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER
THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS
IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

EATON VANCE GROUP OF FUNDS

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

Notice of Special Meeting of Shareholders To Be Held November 14, 2008

     A Special Meeting of Shareholders of each Eaton Vance Fund listed on the following pages will be held at the principal office of the Funds, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, November 14, 2008 at 1:30 P.M. (Eastern Time), for the following purposes:

1.	To consider and act upon a proposal to elect a Board of Trustees.

2.	To consider and act upon any other matters which may properly come before the meeting and any adjourned or postponed session thereof.

The proposal to elect Trustees is discussed in greater detail in the following pages.

     The meeting is called pursuant to the By-Laws of each Fund. The Boards of Trustees of the Funds have fixed the close of business on September 18, 2008 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. The Proxy Statement and accompanying material, or a Notice of Internet Availability of Proxy Materials are being mailed to shareholders on or about September 26, 2008.

September 26, 2008 Boston, Massachusetts

IMPORTANT
SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES OF EACH FUND AVOID
THE NECESSITY AND ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS,
WHICH MAY BE NECESSARY TO OBTAIN A QUORUM BY PROMPTLY RETURNING
THE ENCLOSED PROXY OR VOTING BY TELEPHONE OR OVER THE INTERNET.
THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN
THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

Special Meeting of Shareholders — November 14, 2008

EATON VANCE GROUP OF FUNDS

     The Funds in the Eaton Vance Group of Funds are part of various trusts. Each Trust listed below is a “Trust” and collectively, the “Trusts”. The Funds listed below are each a “Fund” and collectively, the “Funds”. Many of the Eaton Vance Funds are in the master-feeder structure and invest their assets in a corresponding portfolio. Each portfolio listed below is a “Portfolio” and collectively, the “Portfolios”. The list below contains all the Funds and their corresponding Portfolios.

Trust Names	Fund Names	Corresponding Portfolio
Eaton Vance Growth Trust	Eaton Vance Asian Small Companies Fund	Asian Small Companies Portfolio
(7 Funds)	Eaton Vance-Atlanta Capital Large-Cap Growth Fund	Large-Cap Portfolio
	Eaton Vance-Atlanta Capital SMID-Cap Fund	SMID-Cap Portfolio
	Eaton Vance Global Growth Fund	Global Growth Portfolio
	Eaton Vance Greater China Growth Fund	Greater China Growth Portfolio
	Eaton Vance Multi-Cap Growth Fund	Multi-Cap Growth Portfolio
	Eaton Vance Worldwide Health Sciences Fund	Worldwide Health Sciences Portfolio
Eaton Vance Investment Trust	Eaton Vance AMT-Free Limited Maturity Municipals Fund	N/A
(8 Funds)	Eaton Vance California Limited Maturity Municipals Fund	N/A
	Eaton Vance Massachusetts Limited Maturity Municipals Fund	N/A
	Eaton Vance National Limited Maturity Municipals Fund	N/A
	Eaton Vance New Jersey Limited Maturity Municipals Fund	N/A
	Eaton Vance New York Limited Maturity Municipals Fund	N/A
	Eaton Vance Ohio Limited Maturity Municipals Fund	N/A
	Eaton Vance Pennsylvania Limited Maturity Municipals Fund	N/A
Eaton Vance Municipals Trust	Eaton Vance Alabama Municipals Fund	N/A
(28 Funds)	Eaton Vance Arizona Municipals Fund	N/A
	Eaton Vance Arkansas Municipals Fund	N/A
	Eaton Vance California Municipals Fund	N/A
	Eaton Vance Colorado Municipals Fund	N/A
	Eaton Vance Connecticut Municipals Fund	N/A
	Eaton Vance Florida Plus Municipals Fund	N/A
	Eaton Vance Georgia Municipals Fund	N/A
	Eaton Vance Kentucky Municipals Fund	N/A
	Eaton Vance Louisiana Municipals Fund	N/A
	Eaton Vance Maryland Municipals Fund	N/A
	Eaton Vance Massachusetts Municipals Fund	N/A
	Eaton Vance Michigan Municipals Fund	N/A
	Eaton Vance Minnesota Municipals Fund	N/A
	Eaton Vance Mississippi Municipals Fund	N/A
	Eaton Vance Missouri Municipals Fund	N/A
	Eaton Vance National Municipals Fund	N/A
	Eaton Vance New Jersey Municipals Fund	N/A
	Eaton Vance New York Municipals Fund	N/A
	Eaton Vance North Carolina Municipals Fund	N/A
	Eaton Vance Ohio Municipals Fund	N/A
	Eaton Vance Oregon Municipals Fund	N/A
	Eaton Vance Pennsylvania Municipals Fund	N/A
	Eaton Vance Rhode Island Municipals Fund	N/A
	Eaton Vance South Carolina Municipals Fund	N/A
	Eaton Vance Tennessee Municipals Fund	N/A
	Eaton Vance Virginia Municipals Fund	N/A
	Eaton Vance West Virginia Municipals Fund	N/A
Eaton Vance Municipals	Eaton Vance Insured Municipals Fund	N/A
Trust II (4 Funds)	Eaton Vance Hawaii Municipals Fund	N/A
	Eaton Vance High Yield Municipals Fund	N/A
	Eaton Vance Kansas Municipals Fund	N/A
Eaton Vance Mutual Funds	Eaton Vance AMT-Free Municipal Bond Fund	N/A
Trust (29 Funds)	Eaton Vance Cash Management Fund	Cash Management Portfolio
	Eaton Vance Diversified Income Fund	Boston Income Portfolio/Floating Rate
Portfolio/Government Obligations
Portfolio

Trust Names	Fund Names	Corresponding Portfolio
Eaton Vance Mutual Funds	Eaton Vance Dividend Income Fund	Dividend Income Portfolio
Trust (cont.)	Eaton Vance Emerging Markets Local Income Fund	Emerging Markets Local Income
Portfolio
	Eaton Vance Floating-Rate Advantage Fund	Senior Debt Portfolio
	Eaton Vance Floating-Rate Fund	Floating Rate Portfolio
	Eaton Vance Floating-Rate & High Income Fund	Floating Rate Portfolio/High Income
Opportunities Portfolio
	Eaton Vance Global Macro Fund	Global Macro Portfolio
	Eaton Vance Government Obligations Fund	Government Obligations Portfolio
	Eaton Vance High Income Opportunities Fund	High Income Opportunities Portfolio
	Eaton Vance International Equity Fund	International Equity Portfolio
	Eaton Vance International Income Fund	International Income Portfolio
	Eaton Vance Large-Cap Core Research Fund	N/A
	Eaton Vance Low Duration Fund	Floating Rate Portfolio/Government
Obligations Portfolio/Investment
Portfolio
	Eaton Vance Money Market Fund	Cash Management Portfolio
	Eaton Vance Strategic Income Fund	Boston Income Portfolio/Emerging
Markets Local Income Portfolio/
Floating Rate Portfolio/Global Macro
Portfolio/High Income Opportunities
Portfolio/International Income
Portfolio/Investment Grade Income
Portfolio/Investment Portfolio
	Eaton Vance Structured Emerging Markets Fund	N/A
	Eaton Vance Tax Free Reserves	N/A
	Eaton Vance Tax-Managed Dividend Income Fund	N/A
	Eaton Vance Tax-Managed Equity Asset Allocation Fund	All Tax-Managed Portfolios
	Eaton Vance Tax-Managed Growth Fund 1.1	Tax-Managed Growth Portfolio
	Eaton Vance Tax-Managed Growth Fund 1.2	Tax-Managed Growth Portfolio
	Eaton Vance Tax-Managed International Equity Fund	Tax-Managed International Equity
Portfolio
	Eaton Vance Tax-Managed Mid-Cap Core Fund	Tax-Managed Mid-Cap Core Portfolio
	Eaton Vance Tax-Managed Multi-Cap Growth Fund	Tax-Managed Multi-Cap Growth
Portfolio
	Eaton Vance Tax-Managed Small-Cap Fund	Tax-Managed Small-Cap Portfolio
	Eaton Vance Tax-Managed Small-Cap Value Fund	Tax-Managed Small-Cap Value
Portfolio
	Eaton Vance Tax-Managed Value Fund	Tax-Managed Value Portfolio
Eaton Vance Series Trust	Eaton Vance Tax-Managed Growth Fund 1.0	Tax-Managed Growth Portfolio
(1 Fund)
Eaton Vance Series Trust II	Eaton Vance Income Fund of Boston	Boston Income Portfolio
(2 Funds)	Eaton Vance Tax-Managed Emerging Markets Fund	N/A
Eaton Vance Special Investment	Eaton Vance Balanced Fund	Capital Growth Portfolio/Investment
Trust (17 Funds)		Grade Income Portfolio/Large-Cap
Value Portfolio
	Eaton Vance Capital & Income Strategies Fund	Boston Income Portfolio/Dividend
Builder Portfolio/Large-Cap Value
Portfolio
	Eaton Vance Dividend Builder Fund	Dividend Builder Portfolio
	Eaton Vance Emerging Markets Fund	Emerging Markets Portfolio
	Eaton Vance Enhanced Equity Option Income Fund	N/A
	Eaton Vance Equity Asset Allocation Fund	International Equity Portfolio/Large-
Cap Growth Portfolio/Large-Cap
Value Portfolio/Multi-Cap Growth
Portfolio/Small-Cap Portfolio/
SMID-Cap Portfolio
	Eaton Vance Greater India Fund	Greater India Portfolio
	Eaton Vance Institutional Short Term Income Fund	N/A
	Eaton Vance Institutional Short Term Treasury Fund	N/A
	Eaton Vance Investment Grade Income Fund	Investment Grade Income Portfolio
	Eaton Vance Large-Cap Growth Fund	Large-Cap Growth Portfolio
	Eaton Vance Large-Cap Value Fund	Large-Cap Value Portfolio

Trust Names	Fund Names	Corresponding Portfolio
Eaton Vance Special Investment	Eaton Vance Real Estate Fund	N/A
Trust (cont.)	Eaton Vance Risk-Managed Equity Option Income Fund	N/A
	Eaton Vance Small-Cap Fund	Small-Cap Portfolio
	Eaton Vance Small-Cap Value Fund	N/A
	Eaton Vance Special Equities Fund	Special Equities Portfolio
Eaton Vance Variable Trust	Eaton Vance VT Floating-Rate Income Fund	N/A
(3 Funds)	Eaton Vance VT Large-Cap Value Fund	N/A
	Eaton Vance VT Worldwide Health Sciences Fund	N/A

Eaton Vance Group of Funds The Eaton Vance Building 255 State Street Boston, Massachusetts 02109 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of a Special Meeting of the Funds to be held on November 14, 2008 at 1:30 P.M. (Eastern Time) at the Eaton Vance Building, 255 State Street, Boston, MA 02109 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. All proxies are solicited on behalf of the Board of Trustees. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ proxy tabulator, Broadridge Investor Communication Solutions, MIS, 60 Research Road, Hingham, MA, 02043 or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy and accompanying material, or a Notice of Internet Availability of Proxy Materials are initially being mailed to shareholders on or about September 26, 2008. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.

     The Trustees have fixed the close of business on September 18, 2008 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of September 18, 2008 is set forth in Exhibit A.

     The persons who held of record more than 5% of the outstanding shares of any class of shares of a Fund as of August 29, 2008 are set forth in Exhibit B. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund. The Trustees, nominee for Trustee, and executive officers of each Fund individually and as a group own beneficially less than 1% of the outstanding shares of each Fund, except as disclosed in Exhibit B. Shareholders of all classes of shares of a Fund will vote jointly on all items. Each Trust’s Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy. Election of Trustees is non-cumulative.

     The Trustees know of no business other than the business mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

     Each Fund has previously sent its Annual Report and Semiannual Report to its shareholders. Each Fund will furnish without charge a copy of the Fund’s most recent Annual Report and its Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator, Mutual Fund Operations, or (iii) call 1-800-262-1122 Monday through Friday between 8:00 A.M. - 7:00 P.M. (Eastern Time).

PROPOSAL 1. ELECTION OF TRUSTEES

     The Boards of Trustees of the Trusts and Portfolios have proposed that the slate of persons listed in the table set forth below be elected as Trustees of each Trust and Portfolio. Each nominee, with the exception of Helen Frame Peters, is currently serving as a Trustee for multiple funds in the Eaton Vance Group of Funds.

Trustee Nominations

     Messrs. Esty, Faust, Freedman, Park, Pearlman and Verni and Mmes. Steiger and Stout currently serve as Trustees of each Trust and Portfolio. Ms. Peters was approved to serve as a Trustee of all Trusts and Portfolios by the Boards of Trustees, including a majority of the Independent Trustees, based upon a recommendation of each Trust and Portfolio’s Governance Committee.

     The nominees for Trustee and their principal occupations for at least the last five years are set forth in the table below. Unless otherwise indicated, the position listed under “Position(s) Held with the Fund and/or Portfolio” are held with all Funds and Portfolios. Each Trustee holds office until his or her successor is elected and qualified. Information about Trust and Portfolio officers appears in Exhibit C.

Interested Trustee

     Thomas E. Faust Jr. is an “interested person” as defined in the Investment Company Act of 1940 (the “1940 Act”) by reason of his affiliations with certain of the Funds; Eaton Vance Management (“EVM” or “Eaton Vance”); Boston Management and Research (“BMR”); and Eaton Vance Distributors, Inc. (“EVD”). Eaton Vance, Inc. (“EV”) serves as the Trustee of EVM and BMR. EV, EVM and EVD are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a publicly-held holding company. BMR is an indirect subsidiary of EVC. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the “Eaton Vance Organization”).

Number of
Portfolios
in Fund
Complex
	Position(s)	Term of		Overseen by
	Held with the	Office(2) and		Trustee or	Other Directorships
Name, Address and	Fund and/or	Length of	Principal Occupation(s) During	Nominee for	Held by Trustee or
Date of Birth(1)	Portfolio	Time Served	Past Five Years	Trustee(3)	Nominee for Trustee

Interested Trustee
Thomas E. Faust Jr.	Trustee and	See Exhibit D	Chairman, Chief Executive	177	Director of EVC
DOB: 5/31/58	President or		Officer and President of
	Vice		EVC, President of EV, Chief
	President(4)		Executive Officer and
President of EVM and BMR
and Director of EVD. Trustee
and/or officer of 177
registered investment
companies and 5 private
investment companies
managed by Eaton Vance or
BMR.
Noninterested Trustees
Benjamin C. Esty	Trustee	See Exhibit D	Roy and Elizabeth Simmons	177	None
DOB: 1/2/63			Professor of Business
Administration, Harvard
University Graduate School
of Business Administration.

Number of
Portfolios
in Fund
Complex
	Position(s)	Term of		Overseen by
	Held with the	Office(2) and		Trustee or	Other Directorships
Name, Address and	Fund and/or	Length of	Principal Occupation(s) During	Nominee for	Held by Trustee or
Date of Birth(1)	Portfolio	Time Served	Past Five Years	Trustee(3)	Nominee for Trustee

Allen R. Freedman	Trustee	See Exhibit D	Former Chairman	177	Director of Assurant,
DOB: 4/3/40			(2002-2004) and a Director		Inc. (insurance
			(1983-2004) of Systems &		provider) and
			Computer Technology Corp.		Stonemor Partners
			(provider of software to		L.P. (owner and
			higher education). Formerly,		operator of cemeteries)
a Director of Loring Ward
International (fund
distributor) (2005-2007).
Formerly, Chairman and a
Director of Indus
International Inc. (provider of
enterprise management
software to the power
generating industry)
(2005-2007).
William H. Park	Trustee	See Exhibit D	Vice Chairman, Commercial	177	None
DOB: 9/19/47			Industrial Finance Corp.
(specialty finance company)
(since 2006). Formerly,
President and Chief
Executive Officer, Prizm
Capital Management, LLC
(investment management
firm) (2002-2005).
Ronald A. Pearlman	Trustee	See Exhibit D	Professor of Law,	177	None
DOB: 7/10/40			Georgetown University Law
Center.
Helen Frame Peters(5)	Current	—	Professor of Finance, Carroll	0	Director of Federal
DOB: 3/22/48	Nominee for		School of Management,		Home Loan Bank of
	Trustee		Boston College (2003-		Boston (a bank for
			present). Adjunct Professor		banks) and BJ’s
			of Finance, Peking		Wholesale Clubs
			University, Beijing, China		(wholesale club
			(2005-present). Formerly,		retailer); Trustee of
			Dean, Boston College		SPDR Index Shares
			(August 2000-2003).		Funds and SPDR
Series Trust (exchange
traded funds)

                                                                                                           3

Number of
Portfolios
in Fund
Complex
	Position(s)	Term of		Overseen by
	Held with the	Office(2) and		Trustee or	Other Directorships
Name, Address and	Fund and/or	Length of	Principal Occupation(s) During	Nominee for	Held by Trustee or
Date of Birth(1)	Portfolio	Time Served	Past Five Years	Trustee(3)	Nominee for Trustee

Heidi L. Steiger	Trustee	See Exhibit D	Managing Partner, Topridge	177	Director of Nuclear
DOB: 7/8/53			Associates LLC (global		Electric Insurance Ltd.
			wealth management firm)		(nuclear insurance
			(since 2008). Senior Adviser		provider) and Aviva
			(since 2008), President		USA (insurance
			(2005-2008), Lowenhaupt		provider)
Global Advisors, LLC
(global wealth management
firm). Formerly, President
and Contributing Editor,
Worth Magazine
(2004-2005). Formerly,
Executive Vice President and
Global Head of Private Asset
Management (and various
other positions), Neuberger
Berman (investment firm)
(1986-2004).
Lynn A. Stout	Trustee	See Exhibit D	Paul Hastings Professor of	177	None
DOB: 9/14/57			Corporate and Securities Law
(since 2006) and Professor of
Law (2001-2006), University
of California at Los Angeles
School of Law.
Ralph F. Verni	Chairman of	See Exhibit D	Consultant and private	177	None
DOB: 1/26/43	the Board		investor.
and Trustee

(1)	The business address of each Trustee and nominee for Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

(2)	As noted under “Trustee Nominations,” each Trustee holds office until his or her successor is elected and qualified.

(3)	Includes both master and feeder funds in master-feeder structure.

(4)	Mr. Faust is President of the following Trusts: Eaton Vance Growth Trust, Eaton Vance Mutual Funds Trust, Eaton Vance Special Investment Trust and Eaton Vance Variable Trust. Mr. Faust is Vice President of Eaton Vance Series Trust. Mr. Faust is Vice President of the following Portfolios: Large-Cap Portfolio, SMID-Cap Portfolio, Tax-Managed Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio and Tax-Managed Small-Cap Value Portfolio.

(5)	Nominated for election as a Trustee of all Trusts and Portfolios at the November 14, 2008 Special Meeting of Shareholders.

     For the dollar range of equity securities beneficially owned by each Trustee and nominee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of August 29, 2008, see Exhibit E.

     Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees as described above to hold office in accordance with the By-Laws. Each Trustee nominee has consented to stand for election and to serve as a Trustee if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

Board Meetings and Committees

     During the calendar year ended December 31, 2007, the Trustees met twelve times (the Board of Trustees of Eaton Vance Variable Trust and Floating Rate Portfolio met thirteen times). Each Board has the following formal standing committees: an Audit Committee, a Contract Review Committee (formerly, the Special Committee), a Governance Committee, a Portfolio Management Committee and a Compliance Reports and Regulatory Matters Committee. During the calendar year ended December 31, 2007, the Audit Committee met six times, the Contract Review Committee met eleven times and the Governance Committee met three times. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee were recently formed, so they did not convene during the year ended December 31, 2007. Each Trustee currently serving on the Boards listed above attended at least 75% of such Board and Committee meetings on which he or she serves. The Portfolios have the same Trustee committee and compensation structure and committee composition as the Funds.

     Each Committee of the Board of Trustees of each Fund is comprised only of Trustees who are not “interested persons” as that term is defined under the 1940 Act (“Independent Trustees”). The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

     Messrs. Park (Chair) and Verni and Mmes. Steiger and Stout serve on the Audit Committee of the Board of Trustees of each Fund and Portfolio, such Audit Committee being established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The purposes of the Audit Committee are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of each Fund; (v) evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, such Audit Committee reports consistent with the requirements of applicable Securities and Exchange Commission (“SEC”), American Stock Exchange and New York Stock Exchange rules for inclusion in the proxy statement for a Fund. Each Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is available on the Eaton Vance website, www.eatonvance.com. Each Board designated Mr. Park as the Audit Committee financial expert.

     Messrs. Verni (Chair), Esty, Freedman, Park and Pearlman serve on the Contract Review Committee of the Board of Trustees of each Fund and Portfolio. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Boards of Trustees concerning the following matters: (i) contractual arrangements with each service provider to a Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of a Fund’s service providers (including Eaton Vance or any affiliated entity thereof) has any actual or potential conflict of interest with the interests of a Fund or its shareholders; and (iii) any other matter appropriate for review by the Independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

     Messrs. Esty (Chair), Freedman and Park are currently members of the Portfolio Management Committee of the Board of Trustees of each Fund and Portfolio. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by each Fund and Portfolio and its investment adviser and sub-adviser(s), if applicable, relative to a Fund’s or Portfolio’s stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to each Fund and Portfolio; and (iii) assist the Board of Trustees in its monitoring of the performance results of all funds, giving special attention to the performance of certain funds that it or the Board of Trustees identifies from time to time.

     Mr. Pearlman (Chair) and Mmes. Steiger and Stout are currently members of the Compliance Reports and Regulatory Matters Committee of the Board of Trustees of each Fund and Portfolio. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting a Fund; (ii) serve as a liaison between the Board of Trustees and a Fund’s or Portfolio’s Chief Compliance Officer; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

     Mmes. Stout (Chair) and Steiger, and Messrs. Esty, Freedman, Park, Pearlman and Verni serve on the Governance Committee of the Board of Trustees of each Fund and Portfolio. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Boards of Trustees with respect to the structure, membership and operation of the Boards of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and a Chairperson of the Boards and the compensation of Independent Trustees.

     Each Fund’s and Portfolio’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, www.eatonvance.com. The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with the procedures described in the Committee’s charter. In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for Independent Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position, and is received in a sufficiently timely manner. The Governance Committee’s procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of a Fund wishing to recommend such candidates for consideration by the Governance Committee and the qualifications the Governance Committee will consider, are set forth in an appendix to the Committee’s charter.

Communication with the Board

     Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Boards of Trustees, the Chairperson of any of the Committees of the Boards of Trustees or to the Independent Trustees as a group, at the following address: The Eaton Vance Building, 255 State Street, Boston, MA 02109, c/o the Secretary of the applicable Fund.

Remuneration of Trustees

     Trustees of each Trust and Portfolio who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a “Trustees’ Plan”). Under each Trustees’ Plan, an eligible Trustee may elect to have his deferred fees invested in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under each Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with each Trustees’ Plan will have a negligible effect on a Fund’s or Portfolio’s assets, liabilities, and net income per share, and will not obligate a Trust or Portfolio to retain the services of any Trustee or obligate a Trust or Portfolio to pay any particular level of compensation to the Trustee. None of the Trusts or the Portfolios has a retirement plan for Trustees. The fees and expenses of those Trustees who are not members of the Eaton Vance Organization are paid by the Trusts and Portfolios. Exhibit F sets forth (i) the compensation earned by the Trustees who are not members of the Eaton Vance Organization in their capacities as Trustees of each Trust and Portfolio as of the Fund’s most recent fiscal year end, and (ii) the compensation earned in their capacities as Trustees of the registered investment companies in the Eaton Vance Group of Funds for the year ended December 31, 2007.

Election of Portfolio Trustees

     As described above, each nominee for Trustee of a Fund is also nominated to serve as Trustee of the Fund’s corresponding Portfolio or Portfolios. For those Funds in a “master-feeder structure” that invest in a single Portfolio, each such Fund will vote its interest in its corresponding Portfolio for or against a Portfolio Trustee nominee in the same proportion as the instructions received from the Fund’s shareholders. For those Funds that invest in multiple Portfolios, each such Fund will vote its respective interests in its Portfolios for or against a Portfolio Trustee nominee in accordance with applicable law.

Voting at the Meeting

     Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing each Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees of the respective Trusts and Portfolios, to hold office until their successors are elected and qualified.

Vote Required to Approve Proposal 1

Each Trust’s Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy.

The Board of Trustees recommends that the shareholders of each Fund vote to elect each nominee of its respective Trust as a Trustee of the Trust.

NOTICE TO BANKS AND BROKER/DEALERS

     The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements or Notice of Internet Availability of Proxy Materials required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

ADDITIONAL INFORMATION

Auditors, Audit Fees and All Other Fees

     Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, MA 02116 serves as the independent registered public accounting firm of the Funds and Portfolios. Certain Funds and Portfolios had a change in their Independent Registered Public Accounting firm in 2007. Please see Exhibit G for additional information. Deloitte is expected to be represented at the Special Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. A list of the Funds and the aggregate audit, audit-related, tax, and other fees billed for services rendered to each Fund by the Fund’s independent registered public accounting firm for the relevant periods are set forth on Exhibit G hereto. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered for the relevant periods to (i) each Fund by the Fund’s independent registered public accounting firm; and (ii) the Eaton Vance Organization by each Fund’s independent registered public accounting firm are also set forth on Exhibit G hereto.

     Each Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by each Fund’s Audit Committee at least annually. The Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of each Fund’s independent registered public accounting firm.

     Each Fund’s Audit Committee has considered whether the provision by the Fund’s principal accountant of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Funds and Portfolios

     The officers of the Funds, their corresponding Portfolios and length of service are set forth in Exhibits C and D. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of each Fund and each Portfolio will benefit from the advisory fees and/or administration fees paid by a Fund or Portfolio to Eaton Vance or BMR.

Investment Adviser, Administrator and Underwriter

     Eaton Vance and BMR serve as investment adviser to many of the Funds and Portfolios in the Eaton Vance Group of Funds. In addition, where applicable, Eaton Vance serves as administrator and sub-transfer agent to the Funds. Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong serves as the investment adviser to certain Funds and Portfolios. OrbiMed Advisors, LLC, 767 3rd Avenue, New York, NY 10017, is the investment adviser to Worldwide Health Sciences Portfolio and VT Worldwide Health Sciences Fund. Eagle Global Advisors, L.L.C., 5847 San Felipe, Suite 930, Houston, TX 77057, acts as the sub-adviser to certain Funds and Portfolios. Atlanta Capital Management Company, LLC, Fox Asset Management LLC and Parametric Portfolio Associates LLC, each an indirect majority owned subsidiary of Eaton Vance, act as sub-advisers to certain Funds and Portfolios. Parametric Risk Advisors LLC, a subsidiary of Parametric Portfolio Associates LLC, acts as sub-adviser to certain Funds. EVD acts as the principal underwriter for all Funds and as placement agent for all the Portfolios. The business address of Eaton Vance, BMR, EVD, Atlanta Capital Management, LLC, Fox Asset Management LLC and Parametric Portfolio Associates LLC is The Eaton Vance Building, 255 State Street, Boston, MA 02109. The business address of Parametric Risk Advisors LLC is 274 Riverside Avenue, Westport, CT 06880.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of each Trust’s Board of Trustees will be borne ratably by its Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Funds’ transfer agent, PNC Global Investment Servicing (“PNC”) (or State Street Bank and Trust Company in the case of Eaton Vance Variable Trust), or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund’s officers, by Eaton Vance personnel, by the transfer agent, PNC (or State Street Bank and Trust Company in the case of Eaton Vance Variable Trust), by broker-dealer firms, in person, or by telephone, by facsimile or other electronic means will be borne pro rata by each Fund based on the number of that Fund’s shareholder accounts. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other entities or persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total aggregate proxy costs for all the Trusts are estimated to be $1,985,000. As mentioned, such costs will be borne ratably by all of the Funds.

     Shareholders may also choose to give their proxy votes through the Internet or by telephone using automated telephonic voting rather than return their proxy cards. Please see the proxy card or Notice of Internet Availability of Proxy Materials for details. A Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If a Fund records votes over the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

     All proxy cards solicited by the Boards of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. With respect to fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by Eaton Vance or an affiliate in the same proportion as shares of that Fund for which instructions were received. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but will have no effect on the outcome of the Proposal.

     For a Trust to have a quorum to transact business at the Special Meeting of Shareholders, there must be present, in person or by proxy the holders of a majority of the then issued and outstanding shares of that Trust, except for Eaton Vance Variable Trust where one-third (1/3) of the then issued and outstanding shares must be present. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Trusts in favor of Proposal 1 set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Trust present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds as described above.

Shareholder Proposals

     Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Funds do not conduct annual meetings.

September 26, 2008

Exhibit A

The outstanding shares of beneficial interest of each Fund may consist of Class A, Advisers Class, Class B, Class C, Class I, Class R or Class S shares as indicated below.

No. of Shares
Outstanding on
September 18,
Fund Name and Class	2008

Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund (Class A and B)	4,371,118.367
Eaton Vance-Atlanta Capital Large-Cap Growth Fund (Class A and I)	2,480,700.902
Eaton Vance-Atlanta Capital SMID-Cap Fund (Class A and I)	3,400,958.112
Eaton Vance Global Growth Fund (Class A, B and C)	4,604,581.204
Eaton Vance Greater China Growth Fund (Class A, B and C)	11,599,038.409
Eaton Vance Multi-Cap Growth Fund (Class A, B and C)	33,963,059.934
Eaton Vance Worldwide Health Sciences Fund (Class A, B, C and R)	149,956,485.628
Eaton Vance Investment Trust
Eaton Vance AMT-Free Limited Maturity Municipals Fund (Class A, B and C)	4,040,622.402
Eaton Vance California Limited Maturity Municipals Fund (Class A, B and C)	3,633,717.912
Eaton Vance Massachusetts Limited Maturity Municipals Fund (Class A, B and C)	6,549,140.849
Eaton Vance National Limited Maturity Municipals Fund (Class A, B and C)	68,964,416.393
Eaton Vance New Jersey Limited Maturity Municipals Fund (Class A, B and C)	4,174,285.327
Eaton Vance New York Limited Maturity Municipals Fund (Class A, B and C)	9,823,849.824
Eaton Vance Ohio Limited Maturity Municipals Fund (Class A, B and C)	2,103,912.299
Eaton Vance Pennsylvania Limited Maturity Municipals Fund (Class A, B and C)	5,366,909.929
Eaton Vance Municipals Trust
Eaton Vance Alabama Municipals Fund (Class A, B, C and I)	6,625,046.684
Eaton Vance Arizona Municipals Fund (Class A, B and C)	11,648,239.871
Eaton Vance Arkansas Municipals Fund (Class A, B and C)	6,881,651.837
Eaton Vance California Municipals Fund (Class A, B, C and I)	27,615,832.876
Eaton Vance Colorado Municipals Fund (Class A, B and C)	4,299,360.387
Eaton Vance Connecticut Municipals Fund (Class A, B, C and I)	12,129,038.083
Eaton Vance Florida Plus Municipals Fund (Class A, B and C)	19,523,235.592
Eaton Vance Georgia Municipals Fund (Class A, B, C and I)	10,161,767.121
Eaton Vance Kentucky Municipals Fund (Class A, B and C)	6,690,231.418
Eaton Vance Louisiana Municipals Fund (Class A, B and C)	4,934,886.029
Eaton Vance Maryland Municipals Fund (Class A, B, C and I)	11,253,258.169
Eaton Vance Massachusetts Municipals Fund (Class A, B, C and I)	33,698,880.714
Eaton Vance Michigan Municipals Fund (Class A and C)	7,018,371.498
Eaton Vance Minnesota Municipals Fund (Class A, B and C)	9,594,424.149
Eaton Vance Mississippi Municipals Fund (Class A, B and C)	1,852,627.527
Eaton Vance Missouri Municipals Fund (Class A, B and C)	11,285,608.968
Eaton Vance National Municipals Fund (Class A, B, C and I)	601,714,108.709
Eaton Vance New Jersey Municipals Fund (Class A, C and I)	30,058,120.955
Eaton Vance New York Municipals Fund (Class A, B, C and I)	41,565,281.891
Eaton Vance North Carolina Municipals Fund (Class A, B, C and I)	11,428,310.431
Eaton Vance Ohio Municipals Fund (Class A, B and C)	37,594,951.174
Eaton Vance Oregon Municipals Fund (Class A, B and C)	17,416,960.756
Eaton Vance Pennsylvania Municipals Fund (Class A, B, C and I)	31,346,095.689
Eaton Vance Rhode Island Municipals Fund (Class A, B and C)	6,075,211.727
Eaton Vance South Carolina Municipals Fund (Class A, B, C and I)	18,171,108.100
Eaton Vance Tennessee Municipals Fund (Class A, B and C)	6,398,675.131

                                                                                A-1

No. of Shares
Outstanding on
September 18,
Fund Name and Class	2008

Eaton Vance Municipals Trust (cont.)
Eaton Vance Virginia Municipals Fund (Class A, B, C and I)	15,090,356.218
Eaton Vance West Virginia Municipals Fund (Class A, B and C)	3,596,336.071
Eaton Vance Municipals Trust II
Eaton Vance Insured Municipals Fund (Class A, B and C)	3,838,038.352
Eaton Vance Hawaii Municipals Fund (Class A, B and C)	2,035,460.629
Eaton Vance High Yield Municipals Fund (Class A, B, C and I)	106,068,829.571
Eaton Vance Kansas Municipals Fund (Class A, B and C)	3,854,658.387
Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Bond Fund (Class A, B, C and I)	93,404,695.033
Eaton Vance Cash Management Fund	548,908,950.170
Eaton Vance Diversified Income Fund (Class A, B and C)	39,873,722.068
Eaton Vance Dividend Income Fund (Class A, C, I and R)	33,830,335.451
Eaton Vance Emerging Markets Local Income Fund (Class A)	854,437.379
Eaton Vance Floating-Rate Advantage Fund (Advisers Class, Class A, B, C, and I)	156,558,626.077
Eaton Vance Floating-Rate Fund (Advisers Class, Class A, B, C and I)	306,699,472.153
Eaton Vance Floating-Rate & High Income Fund (Advisers Class, Class A, B, C and I)	89,922,342.383
Eaton Vance Global Macro Fund (Class A and I)	4,684,520.236
Eaton Vance Government Obligations Fund (Class A, B, C and R)	85,493,800.867
Eaton Vance High Income Opportunities Fund (Class A, B and C)	106,960,484.621
Eaton Vance International Equity Fund (Class A, C and I)	2,358,454.387
Eaton Vance International Income Fund (Class A)	576,880.499
Eaton Vance Large-Cap Core Research Fund (Class A and I)	798,873.005
Eaton Vance Low Duration Fund (Class A, B and C)	11,351,013.643
Eaton Vance Money Market Fund	112,996,970.060
Eaton Vance Strategic Income Fund (Class A, B and C)	198,268,865.629
Eaton Vance Structured Emerging Markets Fund (Class A, C and I)	40,054,635.511
Eaton Vance Tax Free Reserves	83,499,183.230
Eaton Vance Tax-Managed Dividend Income Fund (Class A, B, C and I)	146,507,734.453
Eaton Vance Tax-Managed Equity Asset Allocation Fund (Class A, B and C)	56,952,956.692
Eaton Vance Tax-Managed Growth Fund 1.1 (Class A, B, C, I and S)	88,490,590.095
Eaton Vance Tax-Managed Growth Fund 1.2 (Class A, B, C and I)	91,212,053.434
Eaton Vance Tax-Managed International Equity Fund (Class A, B, C and I)	18,880,055.545
Eaton Vance Tax-Managed Mid-Cap Core Fund (Class A, B and C)	2,604,126.451
Eaton Vance Tax-Managed Multi-Cap Growth Fund (Class A, B, and C)	10,069,722.084
Eaton Vance Tax-Managed Small-Cap Fund (Class A, B and C)	10,846,020.475
Eaton Vance Tax-Managed Small-Cap Value Fund (Class A, B and C)	2,287,890.765
Eaton Vance Tax-Managed Value Fund (Class A, B, C and I)	86,881,622.822
Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	1,514,387.926
Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston (Class A, B, C, I and R)	326,056,567.984
Eaton Vance Tax-Managed Emerging Markets Fund (Class I)	32,029,455.121
Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund (Class A, B and C)	44,023,734.059
Eaton Vance Capital & Income Strategies Fund (Class A, C and I)	1,757,975.360
Eaton Vance Dividend Builder Fund (Class A, B, C, and I)	165,004,834.417
Eaton Vance Emerging Markets Fund (Class A and B)	4,651,793.585
Eaton Vance Enhanced Equity Option Income Fund (Class A, C and I)	304,964.150

                                                                                  A-2

No. of Shares
Outstanding on
September 18,
Fund Name and Class	2008

Eaton Vance Special Investment Trust (cont.)
Eaton Vance Equity Asset Allocation Fund (Class A, C, and I)	1,749,589.804
Eaton Vance Greater India Fund (Class A, B and C)	42,195,225.325
Eaton Vance Institutional Short Term Income Fund	1,119,336.044
Eaton Vance Institutional Short Term Treasury Fund	1,285,643.243
Eaton Vance Investment Grade Income Fund (Class I)	559,094.352
Eaton Vance Large-Cap Growth Fund (Class A, B, C and I)	6,716,447.729
Eaton Vance Large-Cap Value Fund (Class A, B, C, I and R)	553,166,386.325
Eaton Vance Real Estate Fund (Class I)	62,656.506
Eaton Vance Risk-Managed Equity Option Income Fund (Class A, C and I)	410,314.289
Eaton Vance Small-Cap Fund (Class A, B, C and I)	5,326,502.400
Eaton Vance Small-Cap Value Fund (Class A, B and C)	1,679,411.395
Eaton Vance Special Equities Fund (Class A, B and C)	6,674,278.267
Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	92,140,504.982
Eaton Vance VT Large-Cap Value Fund	2,595,966.071
Eaton Vance VT Worldwide Health Sciences Fund	2,009,942.664

                                                                                        A-3

Exhibit B

     As of August 29, 2008, the following record owner(s) of the specified Fund and class held the share percentages indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders. Beneficial share ownership by a Fund Trustee or officer, as the case may be, is noted.

		Amount of Securities
	Address	and (% Owned)
Eaton Vance Growth Trust
Eaton Vance-Atlanta Capital Large-Cap Growth Fund
Class A Shares
NFSC FEBO GBA Retirement Services Inc., GBA Retirement
Services Inc. TTEE	Atlanta, GA	241,138 (25.9%)
NFSC FEBO GBA Capital Plans, GBA Retirement Services I
TTEE	Atlanta, GA	219,582 (23.6%)
NFSC FEBO GBA Retirement Services Inc., GBA Retirement
Services Inc. TTEE	Atlanta, GA	136,312 (14.6%)
NFSC FEBO GBA Retirement Services Inc., GBA Retirement
Services Inc. TTEE	Atlanta, GA	55,839	(6.0%)
Class I Shares
Patterson & Co FBO Eaton Vance Master Trust for Retirement
Plans — Eaton Vance Management Profit Sharing Plan**	Charlotte, NC	549,128 (35.4%)
Patterson & Co	Charlotte, NC	251,397 (16.2%)
Patterson & Co	Charlotte, NC	228,525 (14.7%)
Patterson & Co. FBO Eaton Vance Master Trust for Retirement
Plans — Eaton Vance Management Savings Plan**	Charlotte, NC	151,768	(9.8%)
Eaton Vance-Atlanta Capital SMID-Cap Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	712,724 (35.4%)
Reliance Trust Company Citistreet Retirement Trust	Somerset, NJ	359,923 (17.9%)
NFSC FEBO GBA Capital Plans, GBA Retirement Services I
TTEE	Atlanta, GA	164,632	(8.2%)
NFSC FEBO GBA Retirement Services Inc., GBA Retirement
Services Inc. TTEE	Atlanta, GA	129,194	(6.4%)
Class I Shares
Patterson & Co. Eaton Vance Master Trust for Retirement Plans
— Eaton Vance Management Profit Sharing Plan**	Charlotte, NC	294,782 (21.6%)
Patterson & Co. FBO Eaton Vance Master Tr for Ret Plan —
Eaton Vance Management Savings Plan**	Charlotte, NC	266,995 (19.6%)
Dingle & Co	Detroit, MI	224,365 (16.4%)
SEI Private Trust c/o Suntrust	Oaks, PA	126,847	(9.3%)
Patterson & Co. FBO Eaton Vance Management
PS/MP Self-Directed**	Charlotte, NC	96,625	(7.1%)
Charles Schwab & Co., Inc	San Francisco, CA	83,457	(6.1%)
Eaton Vance Asian Small Companies Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	590,762 (16.9%)
Citigroup Global Markets, Inc	New York, NY	187,447	(5.3%)

                                                                                                  B-1

		Amount of Securities
	Address	and (% Owned)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	285,769	(26.2%)
Eaton Vance Global Growth Fund
Class A Shares
Patterson & Co. FBO Eaton Vance Master Trust for
Retirement Plans — Eaton Vance Management Profit
Sharing Plan**	Charlotte, NC	529,404	(15.6%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	180,883	(5.3%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	64,713	(10.6%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	81,870	(13.0%)
Citigroup Global Markets, Inc	New York, NY	36,042	(5.7%)
Eaton Vance Greater China Growth Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	984,229	(12.2%)
Citigroup Global Markets, Inc	New York, NY	782,090	(9.7%)
Class B Shares
Citigroup Global Markets, Inc	New York, NY	384,612	(26.2%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	149,495	(10.2%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	495,506	(21.2%)
Citigroup Global Markets, Inc	New York, NY	492,194	(21.0%)
Eaton Vance Multi-Cap Growth Fund
Class A Shares
None
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	199,622	(11.2%)
Citigroup Global Markets, Inc	New York, NY	143,794	(8.1%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	704,807	(19.4%)
Citigroup Global Markets, Inc	New York, NY	528,360	(14.6%)
Eaton Vance Worldwide Health Sciences Fund
Class A Shares
Bill & Melinda Gates Foundation	Kirkland, WA	17,765,451	(18.8%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	5,865,035	(6.2%)
Charles Schwab & Co., Inc	San Francisco, CA	4,919,548	(5.2%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	2,970,405	(10.5%)
Citigroup Global Markets, Inc	New York, NY	1,767,355	(6.2%)
Morgan Stanley	Jersey City, NJ	1,761,245	(6.2%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	6,435,024	(24.4%)
Citigroup Global Markets, Inc	New York, NY	2,169,497	(8.2%)
Morgan Stanley	Jersey City, NJ	1,705,490	(6.5%)
Class R Shares
Hartford Life Insurance Company, Separate Account, Attn
Justin Smith	Simsbury, CT	472,378	(51.6%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	96,165	(10.5%)

                                                                                         B-2

		Amount of Securities
	Address	and (% Owned)
Eaton Vance Investment Trust
Eaton Vance AMT-Free Limited Maturity Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	422,006	(14.4%)
Citigroup Global Markets, Inc	New York, NY	289,471	(9.9%)
Northern Trust as Custodian FBO Julia Menard Marital Trust	Chicago, IL	174,502	(6.0%)
Class B Shares
Morgan Stanley	Jersey City, NJ	45,628	(47.8%)
Citigroup Global Markets, Inc	New York, NY	13,387	(14.0%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	8,804	(9.2%)
Raymond James & Associates, Inc. FBO Margaret E. Pierce
TTEE	Marathon, FL	8,049	(8.4%)
First Clearing, LLC A/C Allen C. Bennett	Greenbush, MI	7,264	(7.6%)
First Clearing, LLC A/C Rita J. Selvage	Lakeland, FL	6,212	(6.5%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	282,706	(32.4%)
Citigroup Global Markets, Inc	New York, NY	136,034	(15.6%)
Morgan Stanley	Jersey City, NJ	48,452	(5.5%)
Eaton Vance California Limited Maturity Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	934,879	(27.2%)
NFS LLC FEBO Bacciocco Family Trust, Joseph J. & Warren
W. Bacciocco	San Francisco, CA	370,592	(10.8%)
Class B Shares
Oppenheimer & Co. Inc. FBO Gina Seamon	Lake Forest, CA	9,169	(18.1%)
NFS LLC, Ann C. McMahon TTEE, Charles Durose III	Redlands, CA	7,508	(14.8%)
Morgan Stanley	Jersey City, NJ	6,499	(12.8%)
First Clearing, LLC Diane Lane Revocable Trust, Diane Lane
TTEE	Beverly Hills, CA	5,149	(10.2%)
First Clearing, LLC WBNA Collateral Account FBO Hischier
Living Trust	San Luis Obisp, CA	5,145	(10.1%)
Pershing LLC	Jersey City, NJ	4,756	(9.4%)
LPL Financial	San Diego, CA	4,040	(8.0%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,755	(7.4%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	113,063	(60.7%)
Morgan Stanley	Jersey City, NJ	13,981	(7.5%)
First Clearing, LLC The Hatambeiki and Khatiblou Living
Trust	Walnut Creek, CA	9,401	(5.0%)
Eaton Vance Massachusetts Limited Maturity Municipals
Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	448,960	(9.0%)
Citigroup Global Markets, Inc	New York, NY	427,304	(8.6%)
Class B Shares
Morgan Stanley	Jersey City, NJ	16,036	(12.4%)
Citigroup Global Markets, Inc	New York, NY	11,468	(8.9%)
RBC Capital Markets Corp. FBO Sylvia D. Robichaud TTEE,
Sylvia D. Robichaud Living Trust	Methuen, MA	8,775	(6.8%)

                                                                                                    B-3

		Amount of Securities
	Address	and (% Owned)
Pershing LLC	Jersey City, NJ	8,645	(6.7%)
NFS LLC FEBO Paula J. Malzone, Michael Quinn	Braintree, MA	7,373	(5.7%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	183,578	(12.9%)
Morgan Stanley	Jersey City, NJ	106,029	(7.5%)
Pershing LLC	Jersey City, NJ	90,085	(6.4%)
Eaton Vance National Limited Maturity Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	6,776,042	(12.1%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	78,587	(14.9%)
UBS Financial Services Inc. FBO Melba L. Baehr	Eau Claire, WI	35,475	(6.7%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	4,578,346	(40.9%)
Eaton Vance New Jersey Limited Maturity Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	894,176	(21.8%)
Citigroup Global Markets, Inc	New York, NY	338,073	(8.2%)
Class B Shares
Elizabeth Chirichiello, Michele Chirichiello	Pequannock, NJ	10,575	(15.0%)
RBC Capital Markets Corp. FBO Mr. Robert D. Rento	Little Falls, NJ	9,005	(12.8%)
Morgan Stanley	Jersey City, NJ	6,381	(9.1%)
First Clearing, LLC Helen V. Widmer Revoc Liv Trust	Paramus, NJ	4,912	(7.0%)
First Clearing, LLC Jillian Spatz	North Bergen, NJ	4,420	(6.3%)
LPL Financial Services	San Diego, CA	3,849	(5.5%)
First Clearing, LLC Virginia Howedel	Brant Beach, NJ	3,816	(5.4%)
Class C Shares
Pershing LLC	Jersey City, NJ	9,759	(26.4%)
Pershing LLC	Jersey City, NJ	9,661	(26.2%)
Pershing LLC	Jersey City, NJ	6,313	(17.1%)
American Enterprise Investment SVCS	Minneapolis, MN	4,008	(10.8%)
Pershing LLC	Jersey City, NJ	3,313	(9.0%)
NFS LLC FEBO Elizabeth Carbone	Jersey City, NJ	1,883	(5.1%)
Eaton Vance New York Limited Maturity Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	1,060,198	(15.1%)
Morgan Stanley	Jersey City, NJ	788,459	(11.2%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	627,811	(8.9%)
UBS Financial Services Inc. FBO William M. Birch	New York, NY	521,537	(7.4%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	19,890	(12.5%)
UBS Financial Services Inc. FBO Carole Weiss	Ardsley, NY	12,780	(8.1%)
NFS LLC FEBO Aldona M. Fogarascher, Tod William
M. Fogarascher	East Meadow, NY	9,057	(5.7%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	705,890	(28.0%)
Citigroup Global Markets, Inc	New York, NY	128,869	(5.1%)
Eaton Vance Ohio Limited Maturity Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	262,735	(12.8%)

                                                                                                  B-4

		Amount of Securities
	Address	and (% Owned)
UBS Financial Services Inc. FBO A&F Machine Products
Co. Inc. ATTN Fred Helwig	Berea, OH	243,390	(11.8%)
NFS LLC FEBO Donald C. Brown	Akron, OH	119,450	(5.8%)
Citigroup Global Markets, Inc	New York, NY	106,318	(5.2%)
Class B Shares
Paul Gregory Farkas	Columbus, OH	5,293	(26.4%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	4,046	(20.2%)
UBS Financial Services Inc. FBO Sherri I. Manson &
William D. Manson JTTEN	University Heights, OH	3,989	(19.9%)
Robert W. Baird & Co. Inc	Milwaukee, WI	3,923	(19.6%)
Pershing LLC	Jersey City, NJ	1,379	(6.9%)
NFS LLC FEBO Hollace Dunn, TOD Irene Haus	Cleveland, OH	1,186	(5.9%)
Class C Shares
NFSC FEBO John F. Wolber TTEE, John F. Wolber
Trust	Cincinnati, OH	12,160	(57.1%)
Pershing LLC	Jersey City, NJ	5,330	(25.0%)
Pershing LLC	Jersey City, NJ	2,137	(10.0%)
Pershing LLC	Jersey City, NJ	1,557	(7.3%)
Eaton Vance Pennsylvania Limited Maturity Municipals
Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	598,971	(14.4%)
FNB Nominee Co. c/o 1st Commonwealth Trust Co	Indiana, PA	484,489	(11.6%)
Citigroup Global Markets, Inc	New York, NY	372,715	(9.0%)
SEI Private Trust Company	Oaks, PA	214,562	(5.2%)
Class B Shares
Pershing LLC	Jersey City, NJ	9,242	(11.1%)
Anna Marie Kuhns	Whitehall, PA	6,835	(8.2%)
Citigroup Global Markets, Inc	New York, NY	5,919	(7.1%)
NFS LLC FEBO Constance E. West	Bryn Mawr, PA	5,005	(6.0%)
Pershing LLC	Jersey City, NJ	4,953	(6.0%)
Pershing LLC	Jersey City, NJ	4,707	(5.7%)
NFS LLC Theodore H. Rupp, Earla R. Rupp	Lancaster, PA	4,314	(5.2%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	711,683	(53.1%)
Citigroup Global Markets, Inc	New York, NY	66,628	(5.0%)
Eaton Vance Municipals Trust
Eaton Vance Alabama Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	997,916	(19.0%)
Citigroup Global Markets, Inc	New York, NY	597,043	(11.3%)
Morgan Stanley	Jersey City, NJ	284,740	(5.4%)
Class B Shares
Morgan Stanley	Jersey City, NJ	73,160	(8.7%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	64,569	(7.7%)
Citigroup Global Markets, Inc	New York, NY	50,959	(6.1%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	44,960	(48.3%)
NFS LLC FEBO Robert W. Grubb	Birmingham, AL	8,130	(8.7%)
Citigroup Global Markets, Inc	New York, NY	6,255	(6.7%)

                                                                                               B-5

		Amount of Securities
	Address	and (% Owned)
Pershing LLC	Jersey City, NJ	5,831	(6.3%)
Richard M. Russell and Eileen C. Russell, JTWROS	Glencoe, AL	5,807	(6.2%)
Vivian E. King	Birmingham, AL	4,926	(5.3%)
Class I Shares
Patterson & Co	Charlotte, NC	422,602	(99.7%)
Eaton Vance Arizona Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	858,395	(8.5%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	745,934	(7.4%)
U.S. Bancorp Investments Inc	St. Paul, MN	585,372	(5.8%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	128,224	(18.6%)
Morgan Stanley	Jersey City, NJ	74,468	(10.8%)
Citigroup Global Markets, Inc	New York, NY	60,970	(8.9%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	87,867	(10.9%)
Morgan Stanley	Jersey City, NJ	39,924	(5.0%)
Eaton Vance Arkansas Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	340,556	(5.5%)
Morgan Stanley	Jersey City, NJ	338,345	(5.5%)
Class B Shares
Morgan Stanley	Jersey City, NJ	38,813	(9.2%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	31,140	(7.4%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	120,314	(39.7%)
A.G. Edwards & Sons Inc. Elizabeth M. Kranzush TOD
Account	St. Louis, MO	38,070	(12.5%)
LPL Financial Services	San Diego, CA	20,507	(6.8%)
Eaton Vance California Municipals Fund
Class A Shares
Morgan Stanley	Jersey City, NJ	2,759,138	(10.9%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	2,651,556	(10.5%)
Citigroup Global Markets, Inc	New York, NY	2,088,641	(8.2%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	74,770	(19.1%)
RBC Capital Markets Corp	Beverly Hills, CA	27,968	(7.1%)
Citigroup Global Markets, Inc	New York, NY	27,835	(7.1%)
Charles Schwab & Co., Inc	San Francisco, CA	23,353	(6.0%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	602,825	(33.5%)
Citigroup Global Markets, Inc	New York, NY	154,663	(8.6%)
Morgan Stanley	Jersey City, NJ	90,016	(5.0%)
Class I Shares
Patterson & Co	Charlotte, NC	10,905	(91.2%)
Eaton Vance Management*	Boston, MA	1,049	(8.8%)
Eaton Vance Colorado Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	283,249	(7.3%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	282,802	(7.3%)

                                                                                                  B-6

		Amount of Securities
	Address	and (% Owned)
Morgan Stanley	Jersey City, NJ	230,385	(5.9%)
UBS Financial Services, Inc. FBO Philip J. Sevier and
Kathleen A. Reilly JTWROS	Denver, CO	223,034	(5.7%)
NFS LLC FEBO Lyal E. Quinby Jr. Trust/TTEE	Boulder, CO	214,276	(5.5%)
Class B Shares
Morgan Stanley	Jersey City, NJ	109,734	(30.4%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	24,692	(6.9%)
UBS Financial Services, Inc. FBO W.R. Stealey and Sharon
Stealey JTWROS	Pueblo, CO	19,501	(5.4%)
Class C Shares
Morgan Stanley	Jersey City, NJ	7,259	(32.1%)
Avonne E. Peterson	Littleton, CO	4,386	(19.4%)
Dale Coates & Elisabeth Coates TTEES/Rev Trust	Highlands Ranch, CO	2,909	(12.8%)
Mary Beth Schomas TOD and Bernard Vincent
Schomas Sr	Castle Rock, CO	1,526	(6.7%)
Richard M. Hodges and Gay L. Hodges JTWROS	Littleton, CO	1,371	(6.1%)
Eaton Vance Connecticut Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,339,946	(12.8%)
Citigroup Global Markets, Inc	New York, NY	1,224,007	(11.7%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	151,709	(12.0%)
Citigroup Global Markets, Inc	New York, NY	83,959	(6.6%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	117,513	(30.6%)
Morgan Stanley	Jersey City, NJ	64,917	(16.9%)
NFS LLC FEBO Adam Leshem and Osnet A. Leshem	West Hartford, CT	21,514	(5.6%)
Class I Shares
Eaton Vance Management*	Boston, MA	1,022	(100.0%)
Eaton Vance Florida Plus Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	2,262,649	(13.0%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,899,404	(10.9%)
Morgan Stanley	Jersey City, NJ	1,115,649	(6.4%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	385,464	(20.6%)
Citigroup Global Markets, Inc	New York, NY	211,286	(11.3%)
Morgan Stanley	Jersey City, NJ	131,809	(7.0%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	110,218	(27.8%)
Citigroup Global Markets, Inc	New York, NY	25,349	(6.4%)
UBS Financial Services Inc	Naples, FL	23,137	(5.8%)
Southwest Securities Inc	Dallas, TX	22,262	(5.6%)
Eaton Vance Georgia Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	919,690	(11.6%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	811,501	(10.3%)
Class B Shares
Morgan Stanley	Jersey City, NJ	122,470	(13.8%)

                                                                                                    B-7

		Amount of Securities
	Address	and (% Owned)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	83,380	(9.4%)
Citigroup Global Markets, Inc	New York, NY	54,762	(6.1%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	153,640	(18.6%)
Citigroup Global Markets, Inc	New York, NY	112,759	(13.7%)
NFS LLC FEBO James F. Bateman	Athens, GA	52,994	(6.4%)
Class I Shares
Patterson & Co	Charlotte, NC	522,072	(99.8%)
Eaton Vance Kentucky Municipals Fund
Class A Shares
Special Custody Account for Exclusive Benefit of Customers
Omnibus Account	Louisville, KY	888,117	(15.3%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	599,610	(10.3%)
Citigroup Global Markets, Inc	New York, NY	387,421	(6.7%)
Class B Shares
Special Custody Account for Exclulsive Benefit of Customers
Omnibus Account	Louisville, KY	92,215	(13.7%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	75,048	(11.2%)
Morgan Stanley	Jersey City, NJ	50,368	(7.5%)
First Clearing, LLC Vinay Vermani & Niti Vermani	Ashland, KY	33,670	(5.0%)
Class C Shares
Citigroup Global Markets, Inc	New York, NY	34,786	(14.8%)
NFS LLC FEBO David R. Mack	Fisherville, KY	20,493	(8.7%)
Pershing LLC	Jersey City, NJ	12,570	(5.3%)
Eaton Vance Louisiana Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	827,903	(18.4%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	710,351	(15.8%)
Charles Schwab & Co., Inc	San Francisco, CA	387,328	(8.6%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	180,505	(45.0%)
Gayle C. LeBlanc	Baton Rouge, LA	23,461	(5.8%)
Class C Shares
LPL Financial Services	San Diego, CA	10,545	(43.2%)
LPL Financial Services	San Diego, CA	10,252	(42.0%)
Morgan Keegan & Company, Inc	Memphis, TN	2,055	(8.4%)
LPL Financial Services	San Diego, CA	1,445	(5.9%)
Eaton Vance Maryland Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	1,568,496	(17.0%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	808,488	(8.8%)
Morgan Stanley	Jersey City, NJ	692,689	(7.5%)
Class B Shares
Morgan Stanley	Jersey City, NJ	197,502	(18.9%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	171,368	(16.4%)
Citigroup Global Markets, Inc	New York, NY	90,072	(8.6%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	160,957	(16.0%)
Citigroup Global Markets, Inc	New York, NY	91,793	(9.1%)

                                                                                               B-8

		Amount of Securities
	Address	and (% Owned)
Class I Shares
Patterson & Co	Charlotte, NC	8,349	(87.8%)
Eaton Vance Management Attn Accounting Dept.*	Boston, MA	1,163	(12.2%)
Eaton Vance Massachusetts Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	1,955,787	(7.5%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,899,668	(7.3%)
Steifel Nicolaus & Co	ST Louis, MO	1,583,349	(6.1%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	419,005	(12.0%)
Morgan Stanley	Jersey City, NJ	267,894	(7.6%)
Citigroup Global Markets, Inc	New York, NY	190,274	(5.4%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	236,640	(11.0%)
Citigroup Global Markets, Inc	New York, NY	186,037	(8.7%)
Class I Shares
A.G. Edwards Wharton P. Whitaker Trust	ST Louis, MO	266,640	(15.6%)
NFS LLC	Boston, MA	219,916	(12.9%)
SEI Private Trust Company	Oaks, PA	173,871	(10.2%)
SEI Private Trust Company	Oaks, PA	149,941	(8.8%)
M Dozier Gardner	Brookline, MA	136,441	(8.0%)
NFS LLC FEBO Mary R. Paci	New York, NY	107,973	(6.3%)
SEI Private Trust Company	Oaks, PA	93,802	(5.5%)
Eaton Vance Michigan Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	683,662	(10.4%)
Citigroup Global Markets, Inc	New York, NY	624,814	(9.5%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	92,652	(20.4%)
Citigroup Global Markets, Inc	New York, NY	79,424	(17.5%)
Raymond James & Associates, Inc. FBO Louise W. Lorenz &
David C. Lorenz TTEE, Gary L.H. Lorenz Living Trust	Bloomfield Hills, MI	35,150	(7.7%)
RBC Capital Markets Corp. FBO William M. Gruzwalski
F.W. Bebeau Trust	Macomb, MI	26,271	(5.8%)
Morgan Stanley	Jersey City, NJ	24,600	(5.4%)
Eaton Vance Minnesota Municipals Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	1,125,407	(14.2%)
Citigroup Global Markets, Inc	New York, NY	712,278	(9.0%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	497,101	(6.3%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	105,013	(14.6%)
Citigroup Global Markets, Inc	New York, NY	53,232	(7.4%)
RBC Capital Markets Corp. FBO June and Elwood Ginkel
TTE, June Ginkel Living Trust	Hopkins, MN	41,441	(5.8%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	124,217	(13.5%)
LPL Financial Services	San Diego, CA	57,906	(6.3%)

                                                                                                      B-9

		Amount of Securities
	Address	and (% Owned)
Morgan Stanley	Jersey City, NJ	57,039	(6.2%)
Esther Tanick TOD	Saint Louis Park, MN	46,131	(5.0%)
Eaton Vance Mississippi Municipals Fund
Class A Shares
Telapex Inc	Ridgeland, MS	232,560	(14.7%)
Citigroup Global Markets, Inc	New York, NY	197,112	(12.4%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	124,998	(7.9%)
Frances W. McDonald	Madison, MS	86,518	(5.5%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	68,910	(28.2%)
Morgan Stanley	Jersey City, NJ	36,345	(14.9%)
Morgan Keegan & Company	Gulfport, MS	15,800	(6.5%)
Citigroup Global Markets, Inc	New York, NY	14,111	(5.8%)
Charles Schwab & Co., Inc	San Francisco, CA	13,073	(5.4%)
Class C Shares
Pershing LLC	Jersey City, NJ	10,606	(38.0%)
LPL Financial	San Diego, CA	9,495	(34.1%)
Janice F. Carpenter	Wiggins, MS	2,558	(9.2%)
Albert E. Fant, III	Gulfport, MS	2,558	(9.2%)
A.G. Edwards Richard W. Fant Special Account	St. Louis, MO	2,558	(9.2%)
Eaton Vance Missouri Municipals Fund
Class A Shares
Howard N. Lesser TTEE Howard N. Lesser Trust	St. Louis, MO	1,229,230	(12.3%)
Citigroup Global Markets, Inc	New York, NY	776,111	(7.8%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	88,746	(12.4%)
Morgan Stanley	Jersey City, NJ	40,389	(5.7%)
Class C Shares
Morgan Stanley	Jersey City, NJ	44,150	(8.2%)
Citigroup Global Markets, Inc	New York, NY	41,350	(7.7%)
UBS Financial Services Inc. FBO Harry T. Doudna,
Trustee	Lee’s Summit, MO	30,110	(5.6%)
A.G. Edwards & Sons, Inc. Robert G. Wolfangel	St. Louis, MO	27,293	(5.1%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	27,198	(5.1%)
Eaton Vance National Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	53,481,352	(11.9%)
Citigroup Global Markets, Inc	New York, NY	36,799,236	(8.2%)
Charles Schwab & Co., Inc	San Francisco, CA	31,267,146	(7.0%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	2,258,440	(14.7%)
Citigroup Global Markets, Inc	New York, NY	832,960	(5.4%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	35,956,517	(28.2%)
Citigroup Global Markets, Inc	New York, NY	12,438,082	(9.8%)
Class I Shares
Prudential Investments	Newark, NJ	3,668,840	(23.0%)
Charles Schwab & Co., Inc	San Francisco, CA	1,995,345	(12.5%)

                                                                                  B-10

		Amount of Securities
	Address	and (% Owned)
Eaton Vance New Jersey Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	2,865,450	(10.5%)
Morgan Stanley	Jersey City, NJ	2,795,360	(10.2%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	2,587,770	(9.5%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	656,190	(23.1%)
Citigroup Global Markets, Inc	New York, NY	184,992	(6.5%)
Class I Shares
Eaton Vance Management*	Boston, MA	1,072	(100.0%)
Eaton Vance New York Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	4,976,093	(14.0%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,066,481	(8.4%)
Morgan Stanley	Jersey City, NJ	2,337,707	(6.4%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	133,847	(11.4%)
Citigroup Global Markets, Inc	New York, NY	126,504	(10.7%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	951,880	(25.3%)
Citigroup Global Markets, Inc	New York, NY	590,786	(15.7%)
Eaton Vance North Carolina Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,451,866	(14.8%)
Citigroup Global Markets, Inc	New York, NY	687,304	(7.0%)
Prudential Investment Mgmt Service FBO Mutual Fund
Clients	Newark, NJ	631,042	(6.4%)
Class B Shares
Citigroup Global Markets, Inc	New York, NY	73,204	(10.3%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	71,621	(10.1%)
Pershing LLC	Jersey City, NJ	46,771	(6.6%)
Morgan Stanley	Jersey City, NJ	37,999	(5.3%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	256,270	(30.1%)
Class I Shares
Patterson & Co	Charlotte, NC	106,539	(98.9%)
Eaton Vance Ohio Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	4,050,139	(13.1%)
Citigroup Global Markets, Inc	New York, NY	1,967,796	(6.3%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	525,792	(18.8%)
UBS Financial Services Inc. FBO Max T. Miller
Living TR	New Philadelphia, OH	322,671	(11.5%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	799,115	(21.3%)
Citigroup Global Markets, Inc	New York, NY	224,487	(6.0%)
Eaton Vance Oregon Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,066,312	(7.5%)

                                                                                B-11

		Amount of Securities
	Address	and (% Owned)
Citigroup Global Markets, Inc	New York, NY	770,801	(5.4%)
Morgan Stanley	Jersey City, NJ	764,923	(5.4%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	157,551	(10.4%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	346,634	(19.5%)
Citigroup Global Markets, Inc	New York, NY	111,194	(6.2%)
Eaton Vance Pennsylvania Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	2,703,344	(10.8%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	2,410,264	(9.7%)
Morgan Stanley	Jersey City, NJ	1,882,904	(7.6%)
Special Custody Account for Exclusive Benefit of Customers
Omnibus Account	Louisville, KY	1,349,702	(5.4%)
Class B Shares
Citigroup Global Markets, Inc	New York, NY	335,897	(11.2%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	284,732	(9.5%)
Morgan Stanley	Jersey City, NJ	250,555	(8.4%)
Class C Shares
Special Custody Account for Exclusive Benefit of Customers
Omnibus Account	Louisville, KY	800,441	(22.8%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	704,044	(20.0%)
Class I Shares
Patterson & Co	Charlotte, NC	7,041	(86.2%)
Eaton Vance Management*	Boston, MA	1,124	(13.8%)
Eaton Vance Rhode Island Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	632,922	(14.3%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	115,157	(9.3%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	69,472	(17.3%)
NFS LLC FEBO Joseph Costantino and Carol A. Costantino	East Greenwich, RI	58,014	(14.4%)
NFS LLC FEBO Florence A. Dulgarian	Cranston, RI	41,651	(10.3%)
NFS LLC FEBO James F. Palombo and Beverly Palombo	North Scituate, RI	26,370	(6.6%)
Eaton Vance South Carolina Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	2,180,823	(17.9%)
Morgan Stanley	Jersey City, NJ	1,053,406	(8.7%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	736,114	(6.1%)
Class B Shares
Citigroup Global Markets, Inc	New York, NY	142,259	(12.1%)
Morgan Stanley	Jersey City, NJ	124,970	(10.6%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	107,948	(9.2%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	308,225	(14.3%)
Citigroup Global Markets, Inc	New York, NY	252,244	(11.7%)
Class I Shares
Patterson & Co	Charlotte, NC	2,496,875	(99.6%)

                                                                                                  B-12

		Amount of Securities
	Address	and (% Owned)
Eaton Vance Tennessee Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	762,784	(14.5%)
Morgan Stanley	Jersey City, NJ	356,691	(6.6%)
Class B Shares
Morgan Stanley	Jersey City, NJ	95,075	(18.0%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	38,797	(7.3%)
Citigroup Global Markets, Inc	New York, NY	28,445	(5.4%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	139,614	(33.9%)
Morgan Stanley	Jersey City, NJ	33,445	(8.1%)
Eaton Vance Virginia Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,053,705	(8.5%)
Citigroup Global Markets, Inc	New York, NY	1,001,353	(8.1%)
Morgan Stanley	Jersey City, NJ	968,397	(7.8%)
Class B Shares
Morgan Stanley	Jersey City, NJ	204,933	(13.6%)
Citigroup Global Markets, Inc	New York, NY	161,855	(10.7%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	141,407	(9.4%)
Class C Shares
Citigroup Global Markets, Inc	New York, NY	182,271	(18.6%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	97,249	(9.9%)
Class I Shares
Patterson & Co	Charlotte, NC	152,430	(99.2%)
Eaton Vance West Virginia Municipals Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	476,742	(15.8%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	191,452	(6.4%)
Special Custody Account for Exclusive Benefit of Customers
Omnibus Account	Louisville, KY	176,256	(5.9%)
Class B Shares
Citigroup Global Markets, Inc	New York, NY	87,615	(16.6%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	76,243	(14.4%)
Morgan Stanley	Jersey City, NJ	32,855	(6.2%)
Class C Shares
First Clearing LLC FBO Crystal Dawn Magro Rev Tr	Morgantown, WV	10,929	(17.7%)
Raymond James & Associates, Inc. FBO Paul E. Hamrick &
Needra E. Hamrick	Ranson, WV	6,429	(10.4%)
Raymond James & Associates, Inc. FBO Marvin T. Bowers &
Avis L. Parrish	Shepherdstown, WV	6,204	(10.1%)
Raymond James & Associates, Inc. FBO Avis L. Parrish &
Willie Parrish	Shepherdstown, WV	5,411	(8.8%)
Raymond James & Associates, Inc. FBO Dorothy J. Strakal	Martinsburg, WV	5,327	(8.6%)
Raymond James & Associates, Inc. FBO Daniel Robert
Nicol & Marie B Nicol	Falling Waters, WV	4,814	(7.8%)
Raymond James & Associates, Inc. FBO Marvin J. Bowers &
Betty J. Bowers	Shepherdstown, WV	3,258	(5.3%)
Raymond James & Associates, Inc. FBO Jan B. Keefer &
Ellen Z. Keefer	Martinsburg, WV	3,234	(5.2%)

                                                                                                 B-13

		Amount of Securities
	Address	and (% Owned)
Eaton Vance Municipals Trust II
Eaton Vance Hawaii Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	237,732	(14.5%)
Morgan Stanley	Jersey City, NJ	188,338	(11.5%)
Citigroup Global Markets, Inc	New York, NY	118,661	(7.2%)
Penson Financial Services, Inc	Dallas, TX	91,470	(5.6%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	47,097	(12.9%)
Citigroup Global Markets, Inc	New York, NY	36,582	(10.0%)
Morgan Stanley	Jersey City, NJ	34,836	(9.5%)
Stifel Nicolaus & Co. Inc. FBO Jacqueline B. Hutchens
Trust	St. Louis, MO	29,414	(8.1%)
First Clearing, LLC FBO Julia L. Kung Rev Liv Trust	Honolulu, HI	20,188	(5.5%)
Class C Shares
First Clearing, LLC FBO Janice Y. M. Kaili & Melvin
N. Kaili	Pearl City, HI	3,530	(97.1%)
Eaton Vance High Yield Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	10,686,287	(14.6%)
Charles Schwab & Co., Inc	San Francisco, CA	4,876,014	(6.7%)
Citigroup Global Markets, Inc	New York, NY	4,174,151	(5.7%)
Prudential Investment Mgmt Service	Newark, NJ	3,906,032	(5.3%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,759,524	(20.8%)
Morgan Stanley	Jersey City, NJ	444,507	(5.2%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	8,972,884	(35.2%)
Citigroup Global Markets, Inc	New York, NY	1,643,840	(6.4%)
Class I Shares
RBC Capital Markets Corp. FBO Roger L. Lindeman TTEE	Eden Prairie, MN	163,099	(50.5%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	122,059	(37.8%)
Eaton Vance Insured Municipals Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	507,320	(17.3%)
Morgan Stanley	Jersey City, NJ	253,170	(8.6%)
Class B Shares
Morgan Stanley	Jersey City, NJ	125,935	(18.8%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	94,673	(14.1%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	83,790	(58.5%)
First Clearing, LLC FBO Helen R. Justice	Mount Dora, FL	17,569	(12.3%)
First Clearing, LLC FBO Neva J. Blackstock Liv Trust	Jacksonville, FL	9,520	(6.6%)
Eaton Vance Kansas Municipals Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	230,372	(7.2%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	213,772	(6.6%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	39,531	(11.1%)

                                                                                                 B-14

		Amount of Securities
	Address	and (% Owned)
NFS LLC FEBO The Humphreys Special Trust	Topeka, KS	25,503	(7.2%)
Morgan Stanley	Jersey City, NJ	19,558	(5.5%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	55,388	(22.5%)
Raymond James & Associates Inc. FBO Bernice Williamson
Trust	Bedford, TX	40,635	(16.5%)
Robert D. Doughty & Mary Herrmann Doughty JT TEN JT
WROS	Overland Park, KS	23,347	(9.5%)
Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Bond Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	7,420,596	(11.6%)
PFPC Inc	King of Prussia, PA	6,377,796	(10.0%)
Charles Schwab & Co., Inc	San Francisco, CA	5,319,829	(8.3%)
Citigroup Global Markets, Inc	New York, NY	3,451,340	(5.4%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	362,175	(10.2%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,651,246	(29.7%)
Citigroup Global Markets, Inc	New York, NY	463,496	(8.3%)
Class I Shares
Patterson & Co	Charlotte, NC	11,069,930	(52.6%)
Eaton Vance Cash Management Fund
Saturn & Co	Boston, MA	61,751,983	(22.2%)
Eaton Vance Investment Counsel*	Boston, MA	18,982,237	(6.8%)
Eaton Vance Diversified Income Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	2,231,233	(11.6%)
Special Custody Acct. for Exclusive Benefit of Customers
Omnibus Account	Louisville, KY	1,341,199	(7.0%)
Prudential Investment Mgmt Service	Newark, NJ	1,022,711	(5.3%)
Class B Shares
None
Class C Shares
Special Custody Acct for Exclusive Benefit of Customers
Omnibus Account	Louisville, KY	1,510,143	(8.8%)
Eaton Vance Dividend Income Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	3,497,285	(17.7%)
Prudential Investment Management Service	Newark, NJ	1,142,162	(5.8%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,129,463	(22.8%)
Citigroup Global Markets, Inc	New York, NY	929,613	(6.8%)
Class I Shares
RBC Capital Markets Corp FBO Thomaston Savings Bank
Foundation Inc	Thomaston, CT	22,708	(8.0%)
Morgan Stanley & Co. FBO Satya M. Akula and Suneetha
Akula Tenent	Vienna, VA	17,965	(6.3%)
SEI Private Trust Company	Oaks, PA	15,204	(5.3%)

                                                                                                         B-15

		Amount of Securities
	Address	and (% Owned)
Class R Shares
MG Trust Company Cust. FBO Sass, Moore & Associates
401(k) P/S	Denver, CO	4,462	(48.0%)
Eaton Vance Management*	Boston, MA	1,069	(11.5%)
NFS LLC FEBO Deborah Gladstone	Potomac, MD	973	(10.5%)
Special Custody Acct for The Exclusive Benefit of Customers
Omnibus Account	Louisville, KY	692	(7.4%)
Morgan Keegan & Co. FBO Sandra Pruitt-IRA	Lapel, IN	626	(6.7%)
Eaton Vance Emerging Markets Local Income Fund
Class A Shares
Eaton Vance Management*	Boston, MA	97,965	(43.3%)
Pershing LLC	Jersey City, NJ	16,250	(7.2%)
Doris T. Genest TTEE, Rev. Trust	Manchester, NH	12,755	(5.6%)
Eaton Vance Floating-Rate Advantage Fund
Advisers Class
Charles Schwab & Co., Inc	San Francisco, CA	431,995	(14.9%)
Prudential Investment Management Service	Newark, NJ	228,181	(7.9%)
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	8,185,838	(13.6%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,518,883	(14.7%)
Class C Shares
Morgan Stanley	Jersey City, NJ	3,782,542	(5.5%)
Class I Shares
Charles Schwab & Co., Inc	San Francisco, CA	241,918	(10.2%)
Alerus Financial	Grand Forks, ND	215,154	(9.1%)
Charles Schwab & Co., Inc	San Francisco, CA	145,054	(6.1%)
Wells Fargo Bank NA FBO Engle Nonemer DC Pension	Minneapolis, MN	122,477	(5.2%)
Eaton Vance Floating-Rate Fund
Advisers Class
Charles Schwab & Co., Inc	San Francisco, CA	17,683,027	(30.3%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	6,119,952	(10.5%)
Prudential Investment Management Service	Newark, NJ	3,548,473	(6.1%)
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	7,496,073	(7.3%)
Morgan Stanley	Jersey City, NJ	7,185,119	(7.0%)
Citigroup Global Markets, Inc	New York, NY	5,609,998	(5.5%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,112,498	(8.1%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	13,054,023	(15.9%)
Citigroup Global Markets, Inc	New York, NY	4,507,574	(5.5%)
Morgan Stanley	Jersey City, NJ	4,438,508	(5.4%)
Class I Shares
Patterson & Co	Charlotte, NC	15,614,150	(27.9%)
Charles Schwab & Co., Inc	San Francisco, CA	9,022,914	(16.1%)
Prudential Investment Management Service	Newark, NJ	3,299,743	(5.9%)
Eaton Vance Floating-Rate & High Income Fund
Advisers Class
Charles Schwab & Co., Inc	San Francisco, CA	11,868,726	(39.3%)

                                                                                               B-16

		Amount of Securities
	Address	and (% Owned)
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	3,357,179	(14.9%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	396,015	(5.1%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,915,942	(13.6%)
Class I Shares
Charles Schwab & Co., Inc	San Francisco, CA	542,952	(13.9%)
Eaton Vance Global Macro Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	1,516,092	(51.1%)
Class I Shares
Charles Schwab & Co., Inc	San Francisco, CA	282,981	(24.8%)
Patterson & Co. FBO Eaton Vance Management
PS/MP Self-Directed**	Charlotte, NC	69,094	(6.1%)
Eaton Vance Government Obligations Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	3,371,236	(7.7%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,044,406	(7.0%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,738,697	(8.5%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,496,887	(17.5%)
Class R Shares
MG Trust Company Cust. FBO General Distributing Company
401(k)	Denver, CO	16,820	(27.4%)
MG Trust Company Cust. FBO A&A Coors, Inc	Denver, CO	15,661	(25.6%)
MG Trust Company Cuts. FBO Emergency Services of
New England I	Denver, CO	12,481	(20.4%)
MG Trust Company Trustee Paidon Products Co., Inc.
401(k)	Denver, CO	4,785	(7.8%)
NFS LLC FEBO NFS/FMTC Roth IRA FBO Bonnie J.
Comitz	Peoria, AZ	3,837	(6.3%)
NFS LLC FEBO NFS/FMTC IRA FBO Robert Comitz	Peoria, AZ	3,525	(5.8%)
Eaton Vance High Income Opportunities Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	5,489,831	(11.3%)
Citigroup Global Markets, Inc	New York, NY	2,930,491	(6.0%)
Morgan Stanley	Jersey City, NJ	2,447,168	(5.0%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,240,858	(10.5%)
Morgan Stanley	Jersey City, NJ	1,824,459	(5.9%)
Citigroup Global Markets, Inc	New York, NY	1,606,536	(5.2%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	7,016,047	(24.3%)
Eaton Vance International Equity Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	198,655	(29.5%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	51,142	(7.6%)

                                                                                                  B-17

		Amount of Securities
	Address	and (% Owned)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	44,640	(24.6%)
Class I Shares
Charles Schwab & Co., Inc	San Francisco, CA	390,375	(26.3%)
NFS LLC FEBO Houston Ballet Foundation	Houston, TX	248,395	(16.8%)
SEI Private Trust Company	Oaks, PA	172,672	(11.7%)
Steph & Co	Marinette, WI	166,061	(11.2%)
Jewish Community Federation of San Francisco	San Francisco, CA	82,781	(5.6%)
Eaton Vance International Income Fund
Class A Shares
Ameritrade Inc	Omaha, NE	35,243	(6.1%)
Eaton Vance Large-Cap Core Research Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	203,354	(30.3%)
Patterson & Co. FBO Eaton Vance Master Trust for
Retirement Plans — Eaton Vance Management Savings
Plan**	Charlotte, NC	96,018	(14.3%)
Patterson & Co. FBO Eaton Vance Management
PS/MP Self-Directed**	Charlotte, NC	57,842	(8.6%)
Eaton Vance Management*	Boston, MA	48,010	(7.2%)
Class I Shares
None
Eaton Vance Low Duration Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	756,710	(10.9%)
Charles Schwab & Co., Inc	San Francisco, CA	584,218	(8.4%)
Citigroup Global Markets, Inc	New York, NY	390,494	(5.6%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	112,207	(22.7%)
Morgan Stanley	Jersey City, NJ	28,890	(5.8%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	619,815	(17.9%)
Citigroup Global Markets, Inc	New York, NY	219,742	(6.3%)
Eaton Vance Money Market Fund
Citigroup Global Markets, Inc	New York, NY	7,945,552	(7.5%)
Eaton Vance Strategic Income Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	34,293,500	(32.0%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	2,452,109	(10.2%)
Morgan Stanley	Jersey City, NJ	1,247,052	(5.2%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	8,036,408	(12.9%)
Citigroup Global Markets, Inc	New York, NY	3,629,845	(5.8%)
Eaton Vance Structured Emerging Markets Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	1,181,010	(16.3%)
American Bureau of Shipping	Houston, TX	411,492	(5.7%)

                                                                                             B-18

		Amount of Securities
	Address	and (% Owned)
American Bureau of Shipping Defined Benefit Plan	Houston, TX	406,156	(5.6%)
Wells Fargo Investments LLC	Minneapolis, MN	394,690	(5.4%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	340,617	(30.2%)
Citigroup Global Markets, Inc	New York, NY	121,867	(10.8%)
Morgan Stanley	Jersey City, NJ	62,158	(5.5%)
Class I Shares
Knotfloat & Co	Boston, MA	8,328,769	(28.0%)
Charles Schwab & Co., Inc	San Francisco, CA	6,768,371	(22.8%)
NFS LLC FEBO Bank of America NA	Dallas, TX	2,486,621	(8.4%)
Knotfloat & Co	Boston, MA	1,668,255	(5.6%)
Eaton Vance Tax Free Reserves
Saturn & Co	Boston, MA	45,000,364	(61.4%)
Eaton Vance Tax-Managed Dividend Income Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	8,449,049	(10.4%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	4,882,771	(6.0%)
Citigroup Global Markets, Inc	New York, NY	4,330,895	(5.3%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,784,079	(15.2%)
Citigroup Global Markets, Inc	New York, NY	1,117,207	(9.5%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	14,577,815	(26.5%)
Citigroup Global Markets, Inc	New York, NY	5,514,574	(10.0%)
Class I Shares
SEI Private Trust Company	Oaks, PA	20,613	(17.2%)
Morgan Stanley & Co. FBO Eric Nordstrom	Conestoga, PA	18,022	(15.1%)
The Northern Trust Company Custodian Juniper Trust	Chicago, IL	17,581	(14.7%)
SEI Private Trust Company	Oaks, PA	11,942	(10.0%)
Wilmington Trust FSB (MA) Inv Agt Austin Family Trust	Wilmington, DE	8,084	(6.8%)
Brown Brothers Harriman and Company	Jersey City, NJ	7,767	(6.5%)
Judith A. Saryan and Victor Zarougian Ten Comm(1)	Cambridge, MA	6,257	(5.2%)
Eaton Vance Tax-Managed Equity Asset Allocation Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,866,921	(7.0%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	598,687	(6.8%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,414,037	(15.8%)
Citigroup Global Markets, Inc	New York, NY	1,392,223	(6.4%)
Eaton Vance Tax-Managed Growth Fund 1.1
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	6,854,143	(11.8%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,206,419	(12.3%)
Morgan Stanley	Jersey City, NJ	558,820	(5.7%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,842,126	(19.2%)

                                                                                              B-19

		Amount of Securities
	Address	and (% Owned)
Class I Shares
Brown Brothers Harriman & Co. as Custodian for Reflow Fund,
LLC	Jersey City, NJ	300,102	(93.9%)
Class S Shares
U/W Clemence S. Lieber FBO Mary L. Schoolman	St. Louis, MO	200,009	(18.5%)
U/W Clemence S. Lieber FBO Robert J. Lieber	St. Louis, MO	197,238	(18.3%)
U/W Clemence S. Lieber FBO Arthur H. Lieber	St. Louis, MO	107,694	(10.0%)
U/W Clemence S. Lieber FBO Mary M. Lieber	St. Louis, MO	80,029	(7.4%)
U/W Lucille Wolfort FBO Joan Rosenblum	St. Louis, MO	64,477	(6.0%)
Joan W. Rosenblum Rev Trust	St. Louis, MO	60,139	(5.6%)
U/W Arthur E. Strauss	St. Louis, MO	54,431	(5.0%)
Art 8 U/W Arthur E. Strauss U/A DTD 10/09/1974 FBO Steven
E. Rosenblum	St. Louis, MO	54,431	(5.0%)
Eaton Vance Tax-Managed Growth Fund 1.2
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	2,946,950	(6.4%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	2,864,960	(6.2%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	2,204,764	(11.0%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	5,250,841	(20.5%)
Class I Shares
Brown Brothers Harriman & Co. as Custodian for Reflow Fund,
LLC	Jersey City, NJ	432,413	(46.0%)
NFS LLC FEBO NATC & Co	Overland Park, KS	135,255	(14.4%)
Eaton Vance Tax-Managed International Equity Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	1,820,017	(14.2%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	964,231	(7.5%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	100,783	(6.5%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	718,963	(15.7%)
Citigroup Global Markets, Inc	New York, NY	272,470	(6.0%)
Class I Shares (as of 9/1/08)
Eaton Vance Management*	Boston, MA	87	(100%)
Eaton Vance Tax-Managed Mid-Cap Core Fund
Class A Shares
None
Class B Shares
None
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	46,364	(8.1%)
Eaton Vance Tax-Managed Multi-Cap Growth Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	1,801,593	(28.0%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	122,324	(9.3%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	432,559	(19.2%)

                                                                                                      B-20

		Amount of Securities
	Address	and (% Owned)
Eaton Vance Tax-Managed Small-Cap Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	740,889	(10.7%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	539,951	(7.8%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	104,153	(7.4%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	334,696	(15.0%)
Eaton Vance Tax-Managed Small-Cap Value Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	90,225	(6.4%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	52,630	(14.8%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	70,795	(14.7%)
Eaton Vance Tax-Managed Value Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	3,675,536	(7.4%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,838,656	(18.7%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,107,423	(19.0%)
Citigroup Global Markets, Inc	New York, NY	838,161	(5.1%)
Class I Shares
SEI Private Trust Co. c/o Suntrust Bank	Oaks, PA	4,743,849	(49.4%)
Edward D. Jones & Co	Maryland Heights, MO	1,966,276	(20.5%)
SEI Private Trust Company	Oaks, PA	1,861,191	(19.4%)
SEI Private Trust Company	Oaks, PA	492,873	(5.1%)
Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0
None
Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	38,034,494	(17.1%)
Morgan Stanley	Jersey City, NJ	12,419,000	(5.6%)
Class B Shares
Morgan Stanley	Jersey City, NJ	2,276,134	(9.3%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,482,256	(6.0%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,344,267	(10.5%)
Citigroup Global Markets, Inc	New York, NY	1,598,418	(5.0%)
Class I Shares
Prudential Investment Mgmt Service	Newark, NJ	19,895,256	(62.5%)
Charles Schwab & Co., Inc	San Francisco, CA	2,935,338	(9.2%)
Class R Shares
Hartford Life Insurance Company Separate Account	Simsbury, CT	1,727,357	(67.0%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	407,453	(15.8%)

                                                                                      B-21

		Amount of Securities
	Address	and (% Owned)
Eaton Vance Tax-Managed Emerging Markets Fund
Class I Shares
None
Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,498,793	(10.4%)
Charles Schwab & Co., Inc	San Francisco, CA	1,967,201	(5.9%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	318,011	(7.2%)
Citigroup Global Markets, Inc	New York, NY	222,260	(5.1%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	981,658	(16.3%)
Citigroup Global Markets, Inc	New York, NY	599,845	(9.9%)
Eaton Vance Capital & Income Strategies Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	160,556	(14.1%)
Class C Shares
Morgan Stanley	Jersey City, NJ	32,002	(5.5%)
Class I Shares
Eaton Vance Management*	Boston, MA	1,000	(100%)
Eaton Vance Dividend Builder Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	16,557,811	(12.9%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	13,122,770	(10.2%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,919,010	(15.9%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	6,016,958	(25.2%)
Citigroup Global Markets, Inc	New York, NY	3,026,915	(12.7%)
Morgan Stanley	Jersey City, NJ	1,258,667	(5.3%)
Class I Shares
Patterson & Co. FBO Eaton Vance Master Trust for Retirement
Plan — Eaton Vance Management Savings Plan**	Charlotte, NC	300,303	(21.3%)
Patterson & Co. FBO Eaton Vance Management
PS/MP Self Directed**	Charlotte, NC	128,534	(9.1%)
Raymond James & Assoc. Inc. FBO Preik Family
Foundation	Amelia Island, FL	104,342	(7.4%)
Patterson & Co. FBO Eaton Vance Master Trust for
Retirement Plans — Eaton Vance Management Profit
Sharing Plan**	Charlotte, NC	75,186	(5.3%)
Eaton Vance Emerging Markets Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	401,230	(9.5%)
NFS LLC FEBO Rostam Holdings LLC	Boston, MA	396,306	(9.4%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	371,353	(8.8%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	112,817	(11.6%)
Morgan Stanley	Jersey City, NJ	58,970	(6.1%)

                                                                                              B-22

		Amount of Securities
	Address	and (% Owned)
Eaton Vance Enhanced Equity Option Income Fund
Class A Shares
PFPC Trust Co., Cust. Roth IRA FBO Jennifer P. Harris	Kensington, CT	3,604	(33.2%)
LPL Financial Services	San Diego, CA	1,465	(13.5%)
PFPC Trust Co., Cust Roth IRA FBO Mark W. Harris	Kensington, CT	1,437	(13.2%)
American Enterprise Investment Services	Minneapolis, MN	1,073	(9.9%)
Eaton Vance Corp.*	Boston, MA	1,014	(9.3%)
NFS LLC FEBO Alfred Siegert	Beaverton, OR	1,004	(9.3%)
Class C Shares
Eaton Vance Corp.*	Boston, MA	1,013	(100.0%)
Class I Shares
Eaton Vance Corp.*	Boston, MA	200,917	(69.4%)
Patterson & Co. FBO Eaton Vance Management
PS/MP Self-Directed**	Charlotte, NC	38,877	(13.4%)
Patterson & Co. FBO Eaton Vance Master Trust for
Retirement Plans — Eaton Vance Management Savings
Plan**	Charlotte, NC	15,512	(5.4%)
Eaton Vance Equity Asset Allocation Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	74,812	(7.5%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	38,211	(6.2%)
Class I Shares
Marie-Claude G. Magre	Redon, France	6,165	(31.1%)
PFPC Trust Co. Cust IRA FBO Marie-Claude G. Magre	Redon, France	5,736	(28.9%)
Brian R. Mazzocchi	South Boston, MA	4,234	(21.3%)
Eaton Vance Management*	Boston, MA	1,000	(5.0%)
Eaton Vance Greater India Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	3,963,562	(12.7%)
Charles Schwab & Co., Inc	San Francisco, CA	3,664,383	(11.7%)
Citigroup Global Markets, Inc	New York, NY	2,336,950	(7.5%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,235,136	(15.0%)
Citigroup Global Markets, Inc	New York, NY	1,007,152	(12.3%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	973,092	(25.2%)
Citigroup Global Markets, Inc	New York, NY	605,575	(15.7%)
Eaton Vance Institutional Short Term Income Fund
SEI Private Trust Co	Oaks, PA	1,119,336	(100.0%)
Eaton Vance Institutional Short Term Treasury Fund
AMPCO-Pittsburgh Securities V Corp	Wilmington, DE	776,988	(78.0%)
ENDO Pharmaceuticals Inc	Chadds Ford, PA	219,523	(22.0%)
Eaton Vance Investment Grade Income Fund
Class I Shares
Bowen David & Co	Boston, MA	162,256	(29.3%)
Weeks Endowment for St. Andrews Church	Boston, MA	156,167	(28.2%)
SEI Private Trust Co	Oaks, PA	112,114	(20.3%)
SEI Private Trust Co	Oaks, PA	85,217	(15.4%)

                                                                                          B-23

		Amount of Securities
	Address	and (% Owned)
Eaton Vance Large-Cap Growth Fund
Class A Shares
Patterson & Co. FBO Eaton Vance Master Trust for
Retirement Plans — Eaton Vance Management Profit
Sharing Plan**	Charlotte, NC	608,886	(13.8%)
Charles Schwab & Co., Inc	San Francisco, CA	544,381	(12.3%)
Patterson & Co. FBO Eaton Vance Master Trust for
Retirement Plans — Eaton Vance Management Savings
Plan**	Charlotte, NC	241,165	(5.5%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	92,916	(10.7%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	302,047	(23.0%)
Class I Shares
Massachusetts Mutual Life Insurance Company	Springfield, MA	8,225	(31.0%)
SEI Private Trust Company	Oaks, PA	3,275	(12.4%)
PFPC Trust Co. Cust Sep IRA FBO Lawrence A. Heath	Scottsdale, AZ	2,726	(10.3%)
NFS LLC FEBO Huntington National Bank	Columbus, OH	2,529	(9.5%)
PFPC Trust Co Cust. IRA FBO Robert Leeson Jr	Narragansett, RI	2,397	(9.0%)
Eaton Vance Large-Cap Value Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	39,075,500	(9.8%)
Citigroup Global Markets, Inc	New York, NY	28,358,789	(7.1%)
Charles Schwab & Co., Inc	San Francisco, CA	24,898,843	(6.3%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	1,280,812	(11.9%)
Citigroup Global Markets, Inc	New York, NY	1,026,413	(9.5%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	13,340,261	(32.1%)
Citigroup Global Markets, Inc	New York, NY	6,299,863	(15.2%)
Class I Shares
Charles Schwab & Co., Inc	San Francisco, CA	7,883,963	(11.7%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	4,967,553	(7.4%)
Class R Shares
Hartford Life Insurance Company Separate Account ATTN
Justin Smith	Simsbury, CT	3,444,706	(32.0%)
ING Life Insurance & Annuity Co	Hartford, CT	1,291,067	(12.0%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	934,654	(8.7%)
Eaton Vance Real Estate Fund
Class I Shares
Eaton Vance Management*	Boston, MA	55,742	(89.0%)
Eaton Vance Risk-Managed Equity Option Income Fund
Class A Shares
LPL Financial Services	San Diego, CA	3,327	(13.2%)
First Clearing, LLC K.T. Kishan and Anita Kishan TTEES
Warsaw Medical Group Profit	Fort Wayne, IN	1,758	(7.0%)
First Clearing LLC Stanley L. Tippmann Irrev Trust, First
Source Bank TTEE	Fort Wayne, IN	1,577	(6.3%)
LPL Financial Services	San Diego, CA	1,421	(5.6%)
First Clearing, LLC Thomas M. Denoi (IRA)	Bryan, OH	1,364	(5.4%)

                                                                                          B-24

		Amount of Securities
	Address	and (% Owned)
Class C Shares
A.G. Edwards & Sons, C/F Thomas F. Parks, Jr. IRA	Dover, NH	5,445	(38.5%)
A.G. Edwards & Sons, C/F Mildred S. Partks	Dover, NH	5,308	(36.8%)
LPL Financial Services	San Diego, CA	1,036	(7.3%)
Eaton Vance Corp.*	Boston, MA	1,013	(7.2%)
LPL Financial Services	San Diego, CA	942	(6.7%)
Class I Shares
Eaton Vance Corp.*	Boston, MA	302,501	(87.2%)
Patterson & Co. FBO Eaton Vance Management
PS/MP Self-Directed**	Charlotte, NC	32,336	(9.3%)
Eaton Vance Small-Cap Fund
Class A Shares
Charles Schwab & Co., Inc	San Francisco, CA	556,097	(15.1%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	197,357	(5.4%)
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	19,665	(7.2%)
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	191,567	(30.8%)
Class I Shares (as of 9/1/08)
Eaton Vance Management*	Boston, MA	71	(100%)
Eaton Vance Small-Cap Value Fund
Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	48,877	(5.4%)
Class B Shares
None
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	75,157	(15.8%)
Eaton Vance Special Equities Fund
Class A Shares
Citigroup Global Markets, Inc	New York, NY	489,121	(8.7%)
Charles Schwab & Co., Inc	San Francisco, CA	385,280	(6.8%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	329,443	(5.8%)
Class B Shares
Citigroup Global Markets, Inc	New York, NY	15,874	(10.0%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	15,076	(9.5%)
Class C Shares
Citigroup Global Markets, Inc	New York, NY	125,802	(24.1%)
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	54,323	(10.4%)
Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund
IDS Life Insurance Company	Minneapolis, MN	64,482,146	(71.0%)
Riversource Life Insurance Company	Minneapolis, MN	9,058,332	(10.0%)
GE Life and Annuity Assurance Company	Richmond, VA	8,640,072	(9.5%)
Eaton Vance VT Large-Cap Value Fund
Merrill Lynch, Pierce, Fenner & Smith, Inc	Jacksonville, FL	2,553,709	(98.1%)
Eaton Vance VT Worldwide Health Sciences Fund
GE Life and Annuity Assurance Company	Richmond, VA	1,126,350	(55.2%)
The Goldman Sachs Group Inc	Topeka, KS	713,604	(35.0%)
GE Capital Assurance Co. of New York	Richmond, VA	133,679	(6.5%)

                                                                                                 B-25

*	EVM has advised the Trusts that certain shares are registered to EVM or an EVM affiliate. To the extent that EVM or an affiliate has discretion to vote, these shares will be voted at the Meeting FOR the proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreement vary, generally the shares must be voted either (i) at the direction of the Trustees of the plan or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

**	The Eaton Vance Management Trust for Retirement Plans are the retirement and profit sharing plans sponsored by EVM and certain of its affiliated entities.

(1)	Ms. Saryan is a Portfolio Manager of Eaton Vance Tax-Managed Dividend Income Fund and a Vice President of Eaton Vance Mutual
Funds Trust.

B-26

Exhibit C

Officer Biographies

Term of Office
Name, Address	Position(s) Held	and Length of	Principal Occupations
and Date of Birth(1)	with Fund(4)	Time Served	During Past Five Years(2)

William H. Ahern, Jr.	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 7/28/59			Officer of 75 registered investment
companies managed by Eaton Vance or
BMR.
Edward R. Allen, III	Vice President	See Exhibit D	Senior Partner and Chairman of the
DOB: 7/5/60			International Investment Committee of
Eagle Global Advisors, L.L.C. (“Eagle”).
Officer of 3 registered investment
companies managed by Eaton Vance or
BMR.
Michael A. Allison	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 10/26/64			Officer of 24 registered investment
companies managed by Eaton Vance or
BMR.
Yana S. Barton	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 7/28/75			Officer of 1 registered investment
company managed by Eaton Vance or
BMR.
John R. Baur	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 2/10/70			Previously, attended Johnson Graduate
School of Management, Cornell
University (2002-2005), prior thereto he
was an Account Team Representative in
Singapore for Applied Materials Inc.
(since 2000). Officer of 33 registered
investment companies managed by Eaton
Vance or BMR.
William O. Bell, IV	Vice President	See Exhibit D	Vice President of Atlanta Capital
DOB: 7/26/73			Management Company, LLC (“Atlanta
Capital”). Officer of 2 registered
investment companies managed by Eaton
Vance or BMR.
Craig R. Brandon	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 12/21/66			Officer of 44 registered investment
companies managed by Eaton Vance or
BMR.
Barbara E. Campbell	Treasurer	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 6/19/57			Officer of 177 registered investment
companies managed by Eaton Vance or
BMR.

                                                                                                                     C-1

Term of Office
Name, Address	Position(s) Held	and Length of	Principal Occupations
and Date of Birth(1)	with Fund(4)	Time Served	During Past Five Years(2)

Pamela Chan(3)	Vice President	See Exhibit D	Director of Lloyd George Investment
DOB: 2/7/57			Management (Bermuda) Limited (“Lloyd
George”). Officer of 1 registered
investment company managed by Eaton
Vance or BMR.
Michael A. Cirami	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 12/24/75			Previously, attended the University of
Rochester William E. Simon Graduate
School of Business Administration (2001-
2003), and prior thereto he was a Team
Leader for the Institutional Services
Group for State Street Bank in
Luxemburg (since 2000). Officer of 33
registered investment companies managed
by Eaton Vance or BMR.
Cynthia J. Clemson	President or	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 3/2/63	Vice President		Officer of 90 registered investment
companies managed by Eaton Vance or
BMR.
Arieh Coll	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 11/9/63			Officer of 4 registered investment
companies managed by Eaton Vance or
BMR.
J. Scott Craig	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR
DOB: 3/15/63			since January 2005. Formerly, Director-
Real Estate Equities and REIT Portfolio
Manager at The Northwestern Mutual
Life Insurance Company (1992-2004).
Officer of 17 registered investment
companies managed by Eaton Vance and
BMR.
Christopher Darling(3)	Vice President	See Exhibit D	Director of Research of Lloyd George
DOB: 6/9/64			(since 2007). Previously, an equity
salesperson at Fox-Pitt Kelton in London
(2005-2006), an investment consultant
(2004) and a portfolio manager at
Lombard Odier Darier Hentsch & Cie in
London (1995-2003). Officer of 2
registered investment companies managed
by Eaton Vance or BMR.
Richard P. England	Vice President	See Exhibit D	Managing Director — Equities of Atlanta
DOB: 10/9/58			Capital. Previously, Senior Portfolio
Manager, Putnam Investments (1992-
2004). Officer of 1 registered investment
company managed by Eaton Vance or
BMR.

                                                                                     C-2

Term of Office
Name, Address	Position(s) Held	and Length of	Principal Occupations
and Date of Birth(1)	with Fund(4)	Time Served	During Past Five Years(2)

Thomas E. Faust Jr.	President or	See Exhibit D	Chairman, Chief Executive Officer and
DOB: 5/31/58	Vice President		President of EVC, Director and President
of EV, Chief Executive Officer and
President of Eaton Vance and BMR, and
Director of EVD. Trustee and/or officer of
177 registered investment companies and
5 private investment companies managed
by Eaton Vance or BMR. Mr. Faust is an
interested person because of his positions
with BMR, Eaton Vance, EVC, EVD and
EV, which are affiliates of each Trust.
Charles B. Gaffney	Vice President	See Exhibit D	Director of Equity Research and a Vice
DOB: 12/4/72			President of Eaton Vance and BMR.
Previously, Sector Portfolio Manager and
Senior Equity Analyst of Brown Brothers
Harriman (1997-2003). Officer of 30
registered investment companies managed
by Eaton Vance or BMR.
Maureen A. Gemma	Secretary and	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 5/24/60	Chief Legal		Officer of 177 registered investment
	Officer		companies managed by Eaton Vance or
BMR.
Gregory R. Greene	Vice President	See Exhibit D	Managing Director of Fox Asset
DOB: 11/13/66			Management LLC (“Fox”) and member of
the Investment Committee. Officer of 18
registered investment companies managed
by Eaton Vance or BMR.
William R. Hackney, III	Vice President	See Exhibit D	Managing Partner and member of the
DOB: 4/12/48			Executive Committee of Atlanta Capital.
Officer of 2 registered investment
companies managed by Eaton Vance or
BMR.
W. Matthew Hereford	Vice President	See Exhibit D	Vice President of Atlanta Capital.
DOB: 6/21/72			Previously, Portfolio Manager with
INVESCO (1998-2002). Officer of 1
registered investment company managed
by Eaton Vance or BMR.
Thomas P. Huggins	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 3/7/66			Officer of 4 registered investment
companies managed by Eaton Vance or
BMR.
Thomas N. Hunt, III	Vice President	See Exhibit D	Senior Partner of Eagle. Officer of 3
DOB: 11/6/64			registered investment companies managed
by Eaton Vance or BMR.

                                                                                          C-3

Term of Office
Name, Address	Position(s) Held	and Length of	Principal Occupations
and Date of Birth(1)	with Fund(4)	Time Served	During Past Five Years(2)

Marilyn Robinson Irvin	Vice President	See Exhibit D	Senior Vice President and Principal of
DOB: 6/17/58			Atlanta Capital. Officer of 2 registered
investment companies managed by Eaton
Vance or BMR.
Samuel D. Isaly(3)	President or	See Exhibit D	Managing Member of OrbiMed Advisors
DOB: 3/12/45	Vice President		LLC. Officer of 4 registered investment
companies managed by Eaton Vance or
BMR.
Christine M. Johnston	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 11/9/72			Officer of 35 registered investment
companies managed by Eaton Vance or
BMR.
William Walter Raleigh Kerr(3)	Vice President	See Exhibit D	Director, Finance Director and Chief
DOB: 8/17/50			Operating Officer of Lloyd George.
Director of Lloyd George Management
(B.V.I.) Limited (“LGM”). Officer of 4
registered investment companies managed
by Eaton Vance or BMR.
Aamer Khan	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 6/7/60			Officer of 33 registered investment
companies managed by Eaton Vance or
BMR.
Duke Laflamme	President or	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 7/8/69	Vice President		Officer of 8 registered investment
companies managed by Eaton Vance or
BMR.
Kathryn L. Langridge(3)	Vice President	See Exhibit D	Director and Senior Portfolio Manager for
DOB: 5/26/58			Lloyd George Management (Europe)
Limited (Since 2007). Previously, head of
International Equity Products for
INVESCO Perpetual (independent
investment management company) (1990-
2007). Officer of 1 registered investment
company managed by Eaton Vance or
BMR.
Hon. Robert Lloyd George(3)	President	See Exhibit D	Chairman and Chief Executive Officer of
DOB: 8/13/52			LGM and Lloyd George. Officer of 4
registered investment companies managed
by Eaton Vance or BMR.
Thomas H. Luster	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 4/8/62			Officer of 51 registered investment
companies managed by Eaton Vance or
BMR.

                                                                                        C-4

Term of Office
Name, Address	Position(s) Held	and Length of	Principal Occupations
and Date of Birth(1)	with Fund(4)	Time Served	During Past Five Years(2)

Michael R. Mach	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 7/15/47			Officer of 25 registered investment
companies managed by Eaton Vance or
BMR.
Robert B. MacIntosh	President or	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 1/22/57	Vice President		Officer of 90 registered investment
companies managed by Eaton Vance or
BMR.
Paul J. Marshall	Vice President	See Exhibit D	Vice President of Atlanta Capital. Officer
DOB: 5/2/65			of 1 registered investment company
managed by Eaton Vance or BMR.
Ng Guan Mean(3)	Vice President	See Exhibit D	Portfolio Manager at Lloyd George (since
DOB: 10/16/74			2007). Previously, a Portfolio Manager at
DBS Asset Management (2006-2007) and
an assistant investment manager at The
Asia Life Assurance Society Limited
(2000-2006). Officer of 1 registered
investment company managed by Eaton
Vance or BMR.
Thomas M. Metzold	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 8/3/58			Officer of 43 registered investment
companies managed by Eaton Vance or
BMR.
Robert J. Milmore	Vice President	See Exhibit D	Vice President of Fox since 2005 and
DOB: 4/3/69			member of the Investment Committee.
Previously, Manager of International
Treasury of Cendant Corporation (2001-
2005). Officer of 18 registered investment
companies managed by Eaton Vance or
BMR.
Paul M. O’Neil	Chief	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 7/11/53	Compliance		Officer of 177 registered investment
	Officer		companies managed by EVM or BMR.
J. Bradley Ohlmuller	Vice President	See Exhibit D	Principal of Fox and member of the
DOB: 6/14/68			Investment Committee since 2004.
Previously, Vice President and research
analyst at Goldman Sachs & Co. (2001-
2004). Officer of 18 registered investment
companies managed by Eaton Vance or
BMR.
Scott H. Page	President or	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 11/30/59	Vice President		Officer of 15 registered investment
companies managed by Eaton Vance or
BMR.

                                                                                      C-5

Term of Office
Name, Address	Position(s) Held	and Length of	Principal Occupations
and Date of Birth(1)	with Fund(4)	Time Served	During Past Five Years(2)

Lewis R. Piantedosi	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 8/10/65			Officer of 2 registered investment
companies managed by Eaton Vance or
BMR.
Charles B. Reed	Vice President	See Exhibit D	Managing Director of Atlanta Capital.
DOB: 10/9/65			Officer of 1 registered investment
company managed by Eaton Vance or
BMR.
Duncan W. Richardson	President or	See Exhibit D	Director of EVC, Executive Vice
DOB: 10/26/57	Vice President		President and Chief Equity Investment
Officer of EVC, Eaton Vance and BMR.
Officer of 81 registered investment
companies managed by Eaton Vance or
BMR.
Walter A. Row, III	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 7/20/57			Officer of 25 registered investment
companies managed by Eaton Vance or
BMR.
Craig P. Russ	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 10/30/63			Officer of 10 registered investment
companies managed by Eaton Vance or
BMR.
Judith A. Saryan	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 8/21/54			Officer of 55 registered investment
companies managed by Eaton Vance or
BMR.
Susan Schiff	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 3/13/61			Officer of 35 registered investment
companies managed by Eaton Vance or
BMR.
Thomas Seto	Vice President	See Exhibit D	Vice President and Director of Portfolio
DOB: 9/27/62			Management at Parametric Portfolio
Associates LLC (“Parametric”). Officer of
30 registered investment companies
managed by Eaton Vance or BMR.
David M. Stein	Vice President	See Exhibit D	Managing Director and Chief Investment
DOB: 5/4/51			Officer of Parametric. Officer of 30
registered investment companies managed
by Eaton Vance or BMR.
Andrew N. Sveen	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 4/21/68			Officer of 4 registered investment
companies managed by Eaton Vance or
BMR.

                                                                                          C-6

Term of Office
Name, Address	Position(s) Held	and Length of	Principal Occupations
and Date of Birth(1)	with Fund(4)	Time Served	During Past Five Years(2)

Nancy B. Tooke	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 10/25/46			Previously, Senior Managing Director and
small- and mid-cap core portfolio
manager with ForstmannLeff Associates
(2004-2006). Previously, Executive Vice
President and portfolio manager with
Schroder Investment Management North
America, Inc. (1994-2004). Officer of 3
registered investment companies managed
by Eaton Vance or BMR.
Mark S. Venezia	President or	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 5/23/49	Vice President		Officer of 35 registered investment
companies managed by Eaton Vance or
BMR.
Adam A. Weigold	Vice President	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 3/22/75			Officer of 70 registered investment
companies managed by Eaton Vance or
BMR.
Michael W. Weilheimer	President or	See Exhibit D	Vice President of Eaton Vance and BMR.
DOB: 2/11/61	Vice President		Officer of 26 registered investment
companies managed by Eaton Vance or
BMR.

(1)	The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109 with the exception of Robert
Lloyd George, William Kerr, Pamela Chan, Christopher Darling, Ng Guan Mean, Kathryn Langridge and Samuel Isaly.

(2)	Includes both master and feeder funds in master-feeder structure.

(3)	The business address of Robert Lloyd George, William Kerr, Pamela Chan, Christopher Darling and Ng Guan Mean is Suite 3808, One
Exchange Square, Central, Hong Kong. The business address for Kathryn Langridge is Nightengale House, 65 Curzon Street, London.
The business address of Samuel Isaly is 767 3rd Avenue, New York, NY 10017.

(4)	See Exhibit D for the specific offices held on the Funds and Portfolios on which each officer serves.

                                                                                            C-7

																			Exhibit D

				Positions Held and Year of Appointment as Trustee/Officer

	Interested
	Trustee(1)			Noninterested Trustees(1)											Officers(1)

	Faust Esty Freedman Park Pearlman Steiger Stout Verni Ahern									Allen Allison Barton Baur Bell Brandon Campbell Chan Cirami Clemson Coll

Trusts(2)
Growth	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	—	—	—	—	—	Treas-2005	—	—	—	—
	P-2002
Investment	T-2007	2005	2007	2003	2003	2007	1998	2005	VP-2004	—	—	—	—	—	VP-2004 Treas-2005		—	—	P-2005	—
Municipals	T-2007	2005	2007	2003	2003	2007	1998	2005	VP-2004	—	—	—	—	—	VP-2004 Treas-2005		—	—	VP-2004	—
Municipals II	T-2007	2005	2007	2003	2003	2007	1998	2005	VP-2004	—	—	—	—	—	VP-2004 Treas-2005			—	P-2005	—
Mutual Funds	T-2007	2005	2007	2003	2003	2007	1998	2005	VP-1995	—	—	—	VP-2008	—	—	Treas-2005	—	VP-2008 VP-2005		—
	P-2002
Series	T-2007	2005	2007	2003	2003	2007	2003	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
	VP-1998															AT-1998	—
Series II	T-2007	2005	2007	2003	2003	2007	2001	2005	—	—	—	—	—	—	—	Treas-2005	—	—	—	—
Special Investment	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	VP-2007	—	—	—	—	Treas-2005	—	—	—	—
	P-2002
Variable	T/P-2007	2005	2007	2003	2003	2007	2000	2005	—	—	—	—	—	—	—	Treas-2005	—	—	—	—
Portfolios(2)
Asian Small Companies	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-1998
Boston Income	T-2007	2005	2007	2003	2003	2007	2001	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-2005
Capital Growth	T-2007	2005	2007	2003	2003	2007	2000	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	VP-2000
																AT-2000
Cash Management	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-1998
Dividend Builder	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-1998
Dividend Income	T-2007	2006	2007	2006	2006	2007	2006	2006	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-2006
Emerging Markets	T-2007	2005	2007	2003	2003	2007	2003	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-1998
Emerging Markets Local Income
	T-2007	2007	2007	2007	2007	2007	2007	2007	—	—	—	—	VP-2007	—	—	Treas-2008	—	VP-2007	—	—
																AT-2007
Floating Rate	T-2007	2005	2007	2003	2003	2007	2000	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-2005
Global Growth	T-2007	2005	2007	2003	2003	2007	1998	2005	—	VP-2006	—	—	—	—	—	Treas-2008	—	—	—	VP-2003
																AT-1998
Global Macro	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	—	—	VP-2007	—	—	Treas-2008	—	VP-2007	—	—
																AT-2005
Government Obligations	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-2005
Greater China Growth	T-2007	2005	2007	2003	2003	2007	2003	2005	—	—	—	—	—	—	—	Treas-2008 VP-2002		—	—	—
																AT-1998

                                                                                                                                  D-1

		Positions Held and Year of Original Appointment as Trustee/Officer — (Continued)

	Interested
	Trustee(1)			Noninterested Trustees(1)										Officers(1)

	Faust	Esty Freedman Park Pearlman Steiger Stout Verni Ahern Allen									Allison Barton Baur			Bell	Brandon Campbell Chan Cirami Clemson Coll

Portfolios (2)
Greater India	T-2007	2005	2007	2003	2003	2007	2003	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-1998
High Income Opportunities	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
International Equity	T-2007	2006	2007	2006	2006	2007	2006	2006	—	VP-2006	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-2006
International Income	T-2007	2007	2007	2007	2007	2007	2007	2007	—	—	—	—	VP-2007	—	—	Treas-2008	—	—	—	—
																AT-2007
Investment	T-2007	2005	2007	2003	2003	2007	2002	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-2005
Investment Grade Income
	T-2007	2005	2007	2003	2003	2007	2000	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-2000
Large-Cap	T-2007	2005	2007	2003	2003	2007	2001	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
	VP-2001															AT-2001
Large-Cap Growth	T-2007	2005	2007	2003	2003	2007	2002	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-2002
Large-Cap Value	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-1998
Multi-Cap Growth	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	VP-2000
																AT-1998
Senior Debt	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-2005
Small-Cap	T-2007	2005	2007	2003	2003	2007	2000	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-2000
SMID-Cap	T-2007	2005	2007	2003	2003	2007	2001	2005	—	—	—	—	—	VP-2004	—	Treas-2008	—	—	—	—
	VP-2001															AT-2001
Special Equities	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-1998
Tax-Managed Growth	T-2007	2005	2007	2003	2003	2007	2003	2005	—	—	VP-2008 VP-2008		—	—	—	Treas-2008	—	—	—	—
	VP-2002															AT-1998
Tax-Managed International
Equity	T-2007	2005	2007	2003	2003	2007	1998	2005	—	VP-2004	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-1998
Tax-Managed Mid-Cap Core
	T-2007	2005	2007	2003	2003	2007	2001	2005	—	—	—	—	—	VP-2005	—	Treas-2008	—	—	—	—
	VP-2001															AT-2001
Tax-Managed Multi-Cap
Growth	T-2007	2005	2007	2003	2003	2007	2000	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	VP-2000
																AT-2000
Tax-Managed Small-Cap
	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-1998
Tax-Managed Small-Cap Value
	T-2007	2005	2007	2003	2003	2007	2001	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
	VP-2001															AT-2001
Tax-Managed Value	T-2007	2005	2007	2003	2003	2007	2001	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-2001
Worldwide Health Sciences
	T-2007	2005	2007	2003	2003	2007	1998	2005	—	—	—	—	—	—	—	Treas-2008	—	—	—	—
																AT-1996

                                                                                                                   D-2

				Positions Held and Year of Original Appointment as Trustee/Officer — (Continued)

											Officers(1)

																		Lloyd
	Craig Darling England Gaffney Gemma Greene Hackney Hereford Huggins Hunt Irvin Isaly Johnston Kerr														Khan Laflamme Langridge George Luster Mach MacIntosh

Trusts(2)
Growth	—	—	—	—	2007	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Investment	—	—	—	—	2007	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	VP-1993
Municipals	—	—	—	—	2007	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	P-2005
Municipals II	—	—	—	—	2007	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	VP-1993
Mutual Funds	—	—	—	VP-2007	2007	—	—	—	—	—	—	—	VP-2007	—	VP-2005	—	—	—	VP-2006 VP-1999 VP-1998
Series	—	—	—	—	2007	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Series II	—	—	—	—	2007	—	—	—	VP-2000	—	—	—	—	—	—	—	—	—	—	—	—
Special
Investment	VP-2006	—	—	—	2007	VP-2006	—	—	—	—	—	—	—	—	—	VP-2001	—	—	VP-2002 VP-2006		—
Variable	—	—	—	—	2007	—	—	—	—	—	—	VP-2000	—	—	—	—	—	—	—	VP-2006	—
Portfolios(2)
Asian Small
Companies	—	VP-2008	—	—	2007	—	—	—	—	—	—	—	—	VP-1996	—	—	—	P-1996	—	—	—
Boston Income	—	—	—	—	2007	—	—	—	VP-2001	—	—	—	—	—	—	—	—	—	—	—	—
Capital
Growth	—	—	—	—	2007	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Cash
Management	—	—	—	—	2007	—	—	—	—	—	—	—	—	—	—	P-2008	—	—	VP-2002	—	—
																VP-2006
Dividend
Builder	—	—	—	VP-2007	2007	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Dividend
Income	—	—	—	—	2007	—	—	—	—	—	—	—	—	—	VP-2006	—	—	—	—	—	—
Emerging
Markets	—	—	—	—	2007	—	—	—	—	—	—	—	—	VP-1994	—	—	VP-2007 P-1994		—	—	—
Emerging
Markets Local
Income	—	—	—	—	2007	—	—	—	—	—	—	—	VP-2007	—	—	—	—	—	—	—	—
Floating Rate	—	—	—	—	2007	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Global Growth	—	—	—	—	2007	—	—	—	—	VP-2006	—	—	—	—	—	—	—	—	—	—	—
Global Macro	—	—	—	—	2007	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Government
Obligations	—	—	—	—	2007	—	—	—	—	—	—	—	VP-2006	—	—	—	—	—	—	—	—
Greater China
Growth	—	—	—	—	2007	—	—	—	—	—	—	—	—	VP-1992	—	—	—	P-1992	—	—	—
Greater India	—	VP-2007	—	—	2007	—	—	—	—	—	—	—	—	VP-1994	—	—	—	P-1994	—	—	—
High Income
Opportunities .	—	—	—	—	2007	—	—	—	VP-2000	—	—	—	—	—	—	—	—	—	—	—	—
International
Equity	—	—	—	—	2007	—	—	—	—	VP-2006	—	—	—	—	—	—	—	—	—	—	—
International
Income	—	—	—	—	2007	—	—	—	—	—	—	—	VP-2007	—	—	—	—	—	—	—	—

                                                                                                               D-3

			Positions Held and Year of Original Appointment as Trustee/Officer — (Continued)

													Officers(1)

																				Lloyd
	Craig Darling England Gaffney Gemma Greene Hackney Hereford Huggins											Hunt	Irvin	Isaly	Johnston Kerr Khan Laflamme Langridge George						Luster	Mach	MacIntosh

Portfolios(2)
Investment	—	—	—	—	2007	—		—		—	—	—	—	—	VP-2003	—	—	—	—	—	—	—	—
Investment Grade
Income	—	—	—	—	2007	—		—		—	—	—	—	—	—	—	—	P-2008	—	—	VP-2002 —		—
																		VP-2006
Large-Cap	—	— VP-2008		—	2007	—	VP-2001			—	—	—	VP-2001	—	—	—	—	—	—	—	—	—	—
Large-Cap Growth	—	—	—	—	2007	—		—		—	—	—	—	—	—	—	—	—	—	—	—	—	—
Large-Cap Value	—	—	—	—	2007	—		—		—	—	—	—	—	—	—	—	—	—	—	—	VP-1999	—
Multi-Cap Growth	—	—	—	—	2007	—		—		—	—	—	—	—	—	—	—	—	—	—	—	—	—
Senior Debt	—	—	—	—	2007	—		—		—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small-Cap Growth	—	—	—	—	2007	—		—		—	—	—	—	—	—	—	—	—	—	—	—	—	—
SMID-Cap	—	—	—	—	2007	—		—	VP-2004		—	—	—	—	—	—	—	—	—	—	—	—	—
Special Equities	—	—	—	—	2007	—		—		—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tax-Managed Growth	—	—	—	—	2007	—		—		—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tax-Managed International
Equity	—	—	—	—	2007	—		—		—	—	VP-2004 —		—	—	—	—	—	—	—	—	—	—
Tax-Managed Mid-Cap
Core	—	—	—	—	2007	—	VP-2001			—	—	—	VP-2005	—	—	—	—	—	—	—	—	—	—
Tax-Managed Multi-Cap
Opportunity	—	—	—	—	2007	—		—		—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tax-Managed
Small-Cap	—	—	—	—	2007	—		—		—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tax-Managed Small-Cap
Value	—	—	—	—	2007	VP-2006		—		—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tax-Managed Value	—	—	—	—	2007	—		—		—	—	—	—	—	—	—	—	—	—	—	—	VP-2001	—
Worldwide Health
Sciences	—	—	—	—	2007	—		—		—	—	—	—	P-2002 —		—	—	—	—	—	—	—	—

													Officers(1)

Marshall Metzold Milmore Ng Ohlmuller O’Neil							Page	Piantedosi Reed Richardson					Row	Russ	Saryan	Schiff	Seto Stein		Sveen	Tooke Venezia Weigold Weilheimer

Trusts(2)
Growth	—	—	—	—	—	2004	—		—	—	—		—	—	—	—	—	—	—	—	—	—	—
Investment	—	VP-2004	—	—	—	2004	—		—	—	—		—	—	—	—	—	—	—	—	—	VP-2007	—
Municipals	—	VP-2004	—	—	—	2004	—		—	—	—		—	—	—	—	—	—	—	—	—	VP-2007	—
Municipals II	—	VP-2004	—	—	—	2004	—		—	—	—		—	—	—	—	—	—	—	—	—	VP-2007	—
Mutual Funds	—	—	—	—	—	2004	—		—	—	VP-2001		—	—	VP-2003 VP-2002 VP-2007 VP-2007				—	—	VP-2007 VP-2007		—
Series	—	—	—	—	—	2004	—		—	—	VP-2002		—	—	—	—	—	—	—	—	—	—	—
Series II	—	—	—	—	—	2004	—		—	—	—		—	—	—	—	VP-2007 VP-2007		—	—	—	—	P-2002
Special Investment	—	—	VP-2006 — VP-2008			2004	—		—	—	VP-2006 VP-2007			—	VP-2006	—	—	—	—	—	—	—	VP-2006
Variable	—	—	—	—	—	2004 VP-2000			—	—	VP-2000		—	VP-2007	—	—	—	—	VP-2008	—	—	—	—

                                                                                                                          D-4

			Positions Held and Year of Original Appointment as Trustee/Officer — (Continued)

										Officers(1)

	Marshall Metzold Milmore			Ng	Ohlmuller O’Neil Page Piantedosi Reed Richardson Row Russ Saryan Schiff Seto Stein Sveen Tooke Venezia Weigold Weilheimer

Portfolios(2)
Asian Small Companies	—	—	—	VP-2008	—	2004	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Boston Income	—	—	—	—	—	2004	—	—	—	—	—	—	—	—	—	—	—	—	—	—	P-2002
Capital Growth	—	—	—	—	—	2004	—	—	—	P-2002	—	—	—	—	—	—	—	—	—	—	—
Cash Management	—	—	—	—	—	2004	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Dividend Builder	—	—	—	—	—	2006	—	—	—	P-2002	—	—	VP-1999	—	—	—	—	—	—	—	—
Emerging Markets	—	—	—	—	—	2004	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Emerging Markets Local
Income	—	—	—	—	—	2007	—	—	—	—	—	—	—	VP-2007	—	—	—	—	P-2007	—	—
Floating Rate	—	—	—	—	—	2004	P-2007	—	—	—	—	VP-2007	—	—	—	—	—	—	—	—	—
Global Growth	—	—	—	—	—	2004	—	—	—	P-2002	—	—	—	—	—	—	—	—	—	—	—
Global Macro	—	—	—	—	—	2004	—	—	—	—	—	—	—	VP-2002	—	—	—	—	P-2002	—	—
Government Obligations	—	—	—	—	—	2004	—	—	—	—	—	—	—	VP-1993	—	—	—	—	P-2002	—	—
Greater China Growth	—	—	—	—	—	2004	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Greater India	—	—	—	—	—	2004	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
High Income
Opportunities	—	—	—	—	—	2004	—	—	—	—	—	—	—	—	—	—	—	—	—	—	VP-2002
International Equity	—	—	—	—	—	2006	—	—	—	P-2006	—	—	—	—	—	—	—	—	—	—	—
International Income	—	—	—	—	—	2007	—	—	—	—	—	—	—	VP-2007	—	—	—	—	P-2007	—	—
Investment	—	—	—	—	—	2004	—	—	—	—	—	—	—	VP-2002	—	—	—	—	P-2002	—	—
Investment Grade Income	—	—	—	—	—	2004	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Large-Cap	VP-2003	—	—	—	—	2004	—	—	—	P-2007	—	—	—	—	—	—	—	—	—	—	—
Large-Cap Growth	—	—	—	—	—	2004	—	VP-2002	—	P-2002	—	—	—	—	—	—	—	—	—	—	—
Large-Cap Value	—	—	—	—	—	2004	—	—	—	P-2002	—	—	—	—	—	—	—	—	—	—	—
Multi-Cap Growth	—	—	—	—	—	2004	—	—	—	P-2002	—	—	—	—	—	—	—	—	—	—	—
Senior Debt	—	—	—	—	—	2004	P-2002	—	—	—	—	VP-2007	—	—	—	—	—	—	—	—	—
Small-Cap Growth	—	—	—	—	—	2004	—	—	—	P-2002	—	—	—	—	—	—	—	VP-2006	—	—	—
SMID-Cap	—	—	—	—	—	2004	—	—	VP-2001	P-2007	—	—	—	—	—	—	—	—	—	—	—
Special Equities	—	—	—	—	—	2004	—	—	—	P-2002	—	—	—	—	—	—	—	VP-2006	—	—	—
Tax-Managed Growth	—	—	—	—	—	2004	—	VP-2006	—	P-2002	—	—	—	—	—	—	—	—	—	—	—
Tax-Managed International
Equity	—	—	—	—	—	2004	—	—	—	P-2002	—	—	—	—	—	—	—	—	—	—	—
Tax-Managed Mid-Cap
Core	—	—	—	—	—	2004	—	—	—	P-2007	—	—	—	—	—	—	—	—	—	—	—
Tax-Managed Multi-Cap
Growth	—	—	—	—	—	2004	—	—	—	P-2002	—	—	—	—	—	—	—	—	—	—	—
Tax-Managed Small-Cap	—	—	—	—	—	2004	—	—	—	P-2002	—	—	—	—	—	—	—	VP-2006	—	—	—
Tax-Managed Small-Cap
Value	—	—	VP-2006	—	—	2004	—	—	—	P-2007	—	—	—	—	—	—	—	—	—	—	—
Tax-Managed Value	—	—	—	—	—	2004	—	—	—	P-2002	—	—	—	—	—	—	—	—	—	—	—
Worldwide Health
Sciences	—	—	—	—	—	2004	—	—	—	VP-2002	—	—	—	—	—	—	—	—	—	—	—

(1)	The full names of the Trustees are listed under Proposal 1 in the proxy statement and for the Officers are listed in Exhibit C.

(2)	The unabbreviated names of the Trusts and Portfolios are listed in the notice to this proxy statement.
D-5

Exhibit E

Shares Beneficially Owned

     The following table shows the dollar range of securities beneficially owned by each Trustee and nominee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of August 29, 2008. Any Fund not listed on the following table has no shares owned by a Trustee. Interests in a Portfolio are currently offered only to certain institutional investors and cannot be purchased by Trustees. The valuation date for the shares owned by Trustees is August 29, 2008.

				Dollar Range of Shares Owned by

						Helen
	Benjamin C.	Thomas E.	Allen R.	William H.	Ronald A.	Frame.	Heidi L.	Lynn A.	Ralph F.
Fund Name	Esty(2)	Faust Jr.(1)	Freedman(2)	Park(2)(4)	Pearlman(2)	Peters(3)	Steiger(2)	Stout(2)(4)	Verni(2)(4)

Eaton Vance-Atlanta
Capital Large-Cap		$50,001-
Growth Fund	None	$100,000	None	None	None	None	None	None	None
Eaton Vance-Atlanta
Capital SMID-Cap		$10,001-
Fund	None	$50,000	None	None	None	None	None	None	None
Eaton Vance
AMT-Free Municipal				$10,001-			$50,001-
Bond Fund	None	None	None	$50,000	None	None	$100,000	None	None
Eaton Vance Asian
Small Companies	$50,001-
Fund	$100,000	None	None	None	None	None	None	None	None
Eaton Vance Balanced		$50,001-
Fund	None	$100,000(5)	None	None	None	None	None	None	None
Eaton Vance Dividend	$50,001-	$10,001-
Builder Fund	$100,000	$50,000	None	None	None	None	None	None	None
Eaton Vance Floating-		Over
Rate Fund	None	$100,000	None	None	None	None	None	None	None
Eaton Vance Floating-
Rate & High Income	$10,001-			$10,001-
Fund	$50,000	None	None	$50,000	None	None	None	None	None
Eaton Vance Greater									$10,001-
India Fund	None	None	None	None	None	None	None	None	$50,000
Eaton Vance Global		Over						$50,0001-
Growth Fund	None	$100,000	None	None	None	None	None	$100,000	None
Eaton Vance Greater									$10,001-
China Growth Fund	None	None	None	None	None	None	None	None	$50,000
Eaton Vance Income		$10,001-						$10,001-	$50,001-
Fund of Boston	None	$50,000	None	None	None	None	None	$50,000	$100,000
Eaton Vance
International Equity			Over
Fund	None	None	$100,000	None	None	None	None	None	None
Eaton Vance
Investment Grade		$10,001-
Income Fund	None	$50,000	None	None	None	None	None	None	None
Eaton Vance Large-Cap		Over
Growth Fund	None	$100,000	None	None	None	None	None	None	None
Eaton Vance Large-Cap	$10,001-	Over		Over					Over
Value Fund	$50,000	$100,000	None	$100,000	None	None	None	None	$100,000
Eaton Vance
Massachusetts	$50,001-								$10,001-
Municipals Fund	$100,000	$0-$10,000	None	None	None	None	None	None	$50,000
Eaton Vance Multi-Cap		Over		Over
Growth Fund	None	$100,000	None	$100,000	None	None	None	None	None
Eaton Vance National	$50,001-	$10,001-
Municipals Fund	$100,000	$50,000	None	None	None	None	None	None	None
Eaton Vance Small-Cap									$10,001-
Fund	None	None	None	None	None	None	None	None	$50,000
Eaton Vance Special		$10,001-						$50,001-
Equities Fund	None	$50,000	None	None	None	None	None	$100,000	None
Eaton Vance Strategic		$50,001-
Income Fund	None	$100,000	None	None	None	None	None	None	None
Eaton Vance Structured
Emerging Markets		$10,001-	Over	Over
Fund	None	$50,000	$100,000	$100,000	None	None	None	None	None

E-1

			Dollar Range of Equity Securities Owned by

						Helen
	Benjamin C.	Thomas E.	Allen R.	William H.	Ronald A.	Frame.	Heidi L.	Lynn A.	Ralph F.
Fund Name	Esty(2)	Faust Jr.(1)	Freedman(2)	Park(2)(4)	Pearlman(2)	Peters(3)	Steiger(2)	Stout(2)(4)	Verni(2)(4)

Eaton Vance Tax-
Managed Dividend		$10,001-		$10,001-
Income Fund	None	$50,000	None	$50,000	None	None	None	None	None
Eaton Vance Tax-
Managed Emerging			Over						$50,001-
Markets Fund	None	None	$100,000	None	None	None	None	None	$100,000
Eaton Vance Tax-
Managed Growth								$10,001-	$50,001-
Fund 1.1	None	None	None	None	None	None	None	$50,000	$100,000
Eaton Vance Tax-
Managed Growth		Over		$10,001-	$50,001-
Fund 1.2	None	$100,000	None	$50,000	$100,000	None	None	None	None
Eaton Vance Tax-
Managed International		$10,001-
Equity Fund	None	$50,000	None	None	None	None	None	None	None
Eaton Vance Tax-
Managed Multi- Cap		$10,001-
Growth Fund	None	$50,000	None	None	None	None	None	None	None
Eaton Vance Tax-
Managed Small-Cap		$10,001-
Fund	None	$50,000	None	None	None	None	None	None	None
Eaton Vance Tax-		$10,001-			$50,001-
Managed Value Fund	None	$50,000	None	None	$100,000	None	None	None	None
Eaton Vance Worldwide		$50,001-		$10,001-	$10,001-			Over
Health Sciences Fund	None	$100,000	None	$50,000	$50,000	None	None	$100,000	None
Aggregate Dollar Range
of Equity Securities
Owned in all Registered
Funds Overseen by
Trustee in the Eaton
Vance Group of	Over	Over	Over	Over	Over		$50,001-	Over	Over
Funds	$100,000	$100,000	$100,000	$100,000	$100,000	None	$100,000	$100,000	$100,000

(1)	Interested Trustee.

(2)	Noninterested Trustee.

(3)	Nominee for Trustee.

(4)	For some Funds, figures include shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.

(5)	Includes shares held by Mr. Faust’s spouse.

E-2

Exhibit F

Remuneration of Trustees

     Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by each Board of Trustees, and receives a fee that consists of an annual retainer and a committee service component. Each Fund and Portfolio currently pays each Independent Trustee a pro rata share, as described below of: (i) an annual retainer of $170,000; (ii) an additional annual retainer of $115,000 for serving as the Chair of the Independent Trustees; (iii) an additional annual retainer of $40,000 for Committee Service; (iv) an additional annual retainer of $20,000 for serving as the Governance Committee Chair, the Audit Committee Chair, the Compliance Committee Chair or the Portfolio Management Committee Chair; and (v) out-of-pocket expenses. The pro rata share paid by each Fund and Portfolio is based on the Fund’s and Portfolio’s net assets as a percentage of the net assets of all the funds and portfolios in the Eaton Vance Fund Complex.

	Benjamin C.	Allen R.	William H.	Ronald A.	Heidi L.	Lynn A.	Ralph F.
Trusts/Portfolios*	Esty	Freedman	Park	Pearlman	Steiger	Stout	Verni

Eaton Vance Growth Trust
(7 Funds)
Funds with 8/31 FYE	$ 2,087	$900	$ 1,990	$ 1,765	$937	$ 2,348	$ 2,305
Funds with 9/30 FYE	2,081	1,080	1,984	1,761	1,124	2,348	2,327
Eaton Vance Investment
Trust (8 Funds)	5,520	5,582	5,669	5,486	5,441	5,891	8,110
Eaton Vance Municipals
Trust (28 Funds)
Funds with 7/31 FYE	31,065	30,586	31,433	30,996	30,180	32,590	46,235
Funds with 8/31 FYE	33,000	14,053	33,965	27,003	13,414	34,210	37,217
Funds with 9/30 FYE	33,268	16,863	34,240	27,237	16,097	34,605	38,461
Eaton Vance Municipals
Trust II (4 Funds)	3,653	3,103	3,589	2,999	3,196	4,062	4,778
Eaton Vance Mutual Funds
Trust (29 Funds)
Funds with 10/31 FYE	12,615	7,819	12,255	10,654	8,054	14,042	14,836
Funds with 12/31 FYE	12,746	10,055	12,396	10,740	10,456	14,282	16,148
Eaton Vance Series Trust
(1 Fund)	433	335	413	360	355	494	535
Eaton Vance Series Trust II
(2 Funds)
Fund with 6/30 FYE	2,681	2,630	2,619	2,684	2,747	2,927	4,050
Fund with 10/31 FYE	2,034	637	1,993	1,479	670	2,214	2,273
Eaton Vance Special
Investment Trust
(17 Funds)
Funds with 11/30 FYE	6,641	4,341	6,545	5,426	4,405	7,294	8,031
Funds with 12/31 FYE	6,456	4,780	6,367	5,233	4,866	7,113	8,089
Eaton Vance Variable Trust
(3 Funds)	2,659	2,078	2,641	2,226	2,107	2,913	3,400
Asian Small Companies
Portfolio	2,669	1,185	2,653	2,231	1,183	2,880	2,986
Boston Income Portfolio	3,786	2,329	3,718	3,181	2,371	4,167	4,464
Capital Growth Portfolio	953	650	1,013	740	594	962	1,273

                                                                                                       F-1

	Benjamin C.	Allen R.	William H.	Ronald A.	Heidi L.	Lynn A.	Ralph F.
Trusts/Portfolios*	Esty	Freedman	Park	Pearlman	Steiger	Stout	Verni

Cash Management
Portfolio	$ 2,693	$ 2,329	$ 2,676	$ 2,502	$ 2,371	$ 2,959	$ 3,352
Dividend Builder
Portfolio	3,433	2,663	3,380	2,862	2,728	3,796	4,354
Dividend Income
Portfolio	1,229	875	1,279	1,060	847	1,275	1,536
Emerging Markets Local
Income Portfolio	64	64	69	64	58	64	109
Emerging Markets
Portfolio	1,427	1,057	1,465	1,159	1,024	1,505	1,859
Floating Rate Portfolio	3,943	2,329	3,867	3,278	2,371	4,340	4,623
Global Growth Portfolio	854	330	922	677	293	835	968
Global Macro Portfolio	2,791	1,635	2,768	2,308	1,643	3,035	3,290
Government Obligations
Portfolio	2,791	1,635	2,768	2,308	1,643	3,035	3,290
Greater China Growth
Portfolio	1,697	835	1,726	1,428	819	1,790	1,926
Greater India Portfolio	3,045	2,323	3,010	2,515	2,370	3,352	3,875
High Income Opportunities
Portfolio	3,302	1,935	3,256	2,735	1,956	3,614	3,875
International Equity
Portfolio	28	29	26	28	31	32	39
International Income
Portfolio	2	2	2	2	2	2	3
Investment Grade Income
Portfolio	1,081	790	1,135	871	739	1,110	1,431
Investment Portfolio	221	133	211	187	140	251	256
Large-Cap Growth
Portfolio	719	650	761	666	594	736	1,045
Large-Cap Portfolio	224	117	214	190	121	253	251
Large-Cap Value
Portfolio	3,849	2,931	3,777	3,174	3,013	4,269	4,853
Multi-Cap Growth
Portfolio	1,124	447	1,179	905	414	1,138	1,266
Senior Debt Portfolio	3,943	2,329	3,867	3,278	2,371	4,340	4,623
Small-Cap Portfolio	164	167	156	162	178	189	214
SMID-Cap Portfolio	119	117	113	117	121	136	143
Special Equities Portfolio	358	309	366	322	296	381	519
Tax-Managed Growth
Portfolio	3,849	2,931	3,777	3,174	3,013	4,269	4,853
Tax-Managed International
Equity Portfolio	1,897	1,175	1,915	1,584	1,161	2,026	2,279
Tax-Managed Mid-Cap Core
Portfolio	990	621	1,051	818	578	999	1,224
Tax-Managed Multi-Cap
Growth Portfolio	1,326	854	1,371	1,112	825	1,381	1,625
Tax-Managed Small-Cap
Portfolio	1,462	834	1,500	1,189	802	1,530	1,753
Tax-Managed Small-Cap
Value Portfolio	842	461	909	667	410	828	1,036

                                                                                                                    F-2

	Benjamin C.	Allen R.	William H.	Ronald A.	Heidi L.	Lynn A.	Ralph F.
Trusts/Portfolios*	Esty	Freedman	Park	Pearlman	Steiger	Stout	Verni

Tax-Managed Value
Portfolio	$ 3,322	$ 1,955	$ 3,275	$ 2,756	$ 1,979	$ 3,638	$ 3,905
Worldwide Health Sciences
Portfolio	3,858	1,534	3,786	3,193	1,547	4,210	4,268
Complex Total(1)*	$200,000	$150,000	$200,000(3) $166,667		$150,000	$217,500(4)	$257,500(5)

*	Complex total represents compensation for the calendar year ended December 31, 2007. It may not equal the sum of the amounts shown in the table, which represents compensation for each Fund’s or Portfolio’s most recently completed fiscal year.

(1)	As of September 1, 2008, the Eaton Vance fund complex consisted of 177 registered investment companies or series thereof. The compensation schedule disclosed in the proxy reflects the current compensation schedule, but may not have been in place for each Fund’s or Portfolio’s full fiscal year or the full calendar year ended December 31, 2007. Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $25,870 for the calendar year ended December 31, 2007.

(2)	Mr. Freedman and Ms. Steiger were appointed as Trustees on April 23, 2007, and thus did not receive compensation for the full calendar year ended December 31, 2007.

(3)	Includes $80,000 of deferred compensation.

(4)	Includes $45,000 of deferred compensation.

(5)	Includes $128,750 of deferred compensation.

F-3

Exhibit G

Changes in Independent Registered Public Accounting Firm

     On August 6, 2007, PricewaterhouseCoopers LLP (“PWC”) resigned in the ordinary course as the independent registered public accounting firm for certain Funds and Portfolios effective for the current fiscal year or upon completion of services related to the audit for certain Funds or Portfolios with a fiscal year ending on June 30, 2007 or August 31, 2007. The specific Funds and Portfolios affected by this change are noted below. The reports of PWC on the Fund or Portfolio financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been no disagreements with PWC during the Funds or Portfolios two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC, would have caused them to make reference thereto in their reports on the Funds or Portfolios financial statements for such years, and there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

     At a meeting of the Boards of the Trusts and Portfolios held on August 6, 2007, based on Audit Committee recommendations and approvals, the full Board of Trustees of each Fund and Portfolio approved Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the current fiscal year or for the next fiscal year for certain Funds or Portfolios with a fiscal year ending June 30, 2007 or August 31, 2007. To the best of the Funds or Portfolios knowledge, each Fund or Portfolio previously audited by PWC did not consult with Deloitte on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K) during the last two completed fiscal years audited by PWC of each applicable fund and up until the time of the change in the Independent Public Accounting Firm to Deloitte.

G-1

Aggregate Fees

     The following table presents the aggregate fees billed to each Fund for that Fund’s last two fiscal years by the applicable independent registered public accounting firm for professional services rendered for the audit of each Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during those periods. Unless otherwise noted, such fees were paid to Deloitte. No services described below were approved pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

		Audit Fees		Audit-Related Fees(2)				Tax Fees(3)		All Other Fees(4)				Total

	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006
	Fiscal	Fiscal	Fiscal Fiscal Fiscal Fiscal Fiscal					Fiscal	Fiscal Fiscal Fiscal Fiscal Fiscal					Fiscal	Fiscal
Trust/Fund Name	Year	Year	Year	Year Year Year			Year	Year	Year	Year Year Year			Year	Year	Year

Eaton Vance Growth Trust
Eaton Vance Asian Small Companies
Fund	N/A	$ 11,470	$ 10,180	N/A	$ 0	$ 0	N/A	$ 5,977	$ 5,775	N/A	$ 0	$ 0	N/A	$ 17,447	$ 15,955
Eaton Vance-Atlanta Capital
Large-Cap Growth Fund	N/A	11,470	10,180	N/A	0	0	N/A	6,541	6,320	N/A	0	0	N/A	18,011	16,500
Eaton Vance-Atlanta Capital
SMID-Cap Fund	N/A	10,320	9,030	N/A	0	0	N/A	6,541	6,320	N/A	0	0	N/A	16,861	15,350
Eaton Vance Global Growth Fund	N/A	29,391(1)	24,700(1)	N/A	0	0	N/A	4,900(1)	10,550(1)	N/A	0	0	N/A	34,291(1)	35,250(1)
Eaton Vance Greater China Growth
Fund	N/A	13,880	12,490	N/A	0	0	N/A	5,977	5,775	N/A	0	0	N/A	19,857	18,265

Eaton Vance Multi-Cap Growth
Fund	N/A	29,042(1)	24,400(1)	N/A	0	0	N/A	4,600(1)	10,075(1)	N/A	0	0	N/A	33,642(1)	34,475(1)
Eaton Vance Worldwide Health
Sciences Fund	N/A	29,855(1)	25,100(1)	N/A	0	0	N/A	5,300(1)	10,875(1)	N/A	0	0	N/A	35,155(1)	35,975(1)
Eaton Vance Investment Trust
Eaton Vance AMT-Free Limited
Maturity Municipals Fund (formerly
Eaton Vance Florida Limited
Maturity Municipals Fund)	$27,950	26,310	N/A	$ 0	0	N/A	$ 7,535	7,280	N/A	$ 33	0	N/A	$35,518	33,590	N/A
Eaton Vance California Limited
Maturity Municipals Fund	25,320	23,680	N/A	0	0	N/A	7,535	7,280	N/A	29	0	N/A	32,884	30,960	N/A
Eaton Vance Massachusetts Limited
Maturity Municipals Fund	29,670	28,030	N/A	0	0	N/A	7,535	7,280	N/A	48	0	N/A	37,253	35,310	N/A
Eaton Vance National Limited
Maturity Municipals Fund	46,390	44,000	N/A	0	0	N/A	7,535	7,280	N/A	418	0	N/A	54,343	51,280	N/A
Eaton Vance New Jersey Limited
Maturity Municipals Fund	28,750	27,110	N/A	0	0	N/A	7,535	7,280	N/A	30	0	N/A	36,315	34,390	N/A
Eaton Vance New York Limited
Maturity Municipals Fund	32,450	30,810	N/A	0	0	N/A	7,535	7,280	N/A	74	0	N/A	40,059	38,090	N/A
Eaton Vance Ohio Limited Maturity
Municipals Fund	23,670	21,780	N/A	0	0	N/A	7,535	7,280	N/A	16	0	N/A	31,221	29,060	N/A
Eaton Vance Pennsylvania Limited
Maturity Municipals Fund	27,950	26,310	N/A	0	0	N/A	7,535	7,280	N/A	39	0	N/A	35,524	33,590	N/A

                                                                                            G-2

		Audit Fees		Audit-Related Fees(2)				Tax Fees(3)		All Other Fees(4)				Total

	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006
	Fiscal	Fiscal	Fiscal Fiscal Fiscal Fiscal Fiscal Fiscal						Fiscal Fiscal Fiscal Fiscal Fiscal					Fiscal	Fiscal
Trust/Fund Name	Year	Year	Year	Year Year Year Year				Year	Year	Year Year Year Year				Year	Year

Eaton Vance Municipals Trust
Eaton Vance Alabama Municipals Fund	N/A	$ 28,750	$ 27,110	N/A	$ 0	$ 0	N/A	$ 7,483	$ 7,230	N/A	$ 0	$0	N/A	$ 36,233	$ 34,340
Eaton Vance Arizona Municipals Fund	N/A	27,300	32,956	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	34,783	40,186
Eaton Vance Arkansas Municipals
Fund	N/A	26,380	24,490	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	33,863	31,720
Eaton Vance California Municipals
Fund	N/A	46,340	44,000	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	53,823	51,230
Eaton Vance Colorado Municipals
Fund	N/A	24,180	24,525	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	31,663	31,755
Eaton Vance Connecticut Municipals
Fund	N/A	31,760	39,136	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	39,243	46,366
Eaton Vance Florida Plus Municipals
Fund	N/A	47,140	44,800	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	54,623	52,030
Eaton Vance Georgia Municipals Fund	N/A	28,750	27,110	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	36,233	34,340
Eaton Vance Kentucky Municipals
Fund	N/A	28,750	27,110	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	36,233	34,340
Eaton Vance Louisiana Municipals
Fund	N/A	25,580	23,690	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	33,063	30,920

Eaton Vance Maryland Municipals
Fund	N/A	30,470	28,830	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	37,953	36,060
Eaton Vance Massachusetts Municipals
Fund	N/A	47,040	44,800	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	54,523	52,030
Eaton Vance Michigan Municipals
Fund	N/A	27,250	29,615	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	34,733	36,845
Eaton Vance Minnesota Municipals
Fund	N/A	24,780	27,830	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	32,263	35,060
Eaton Vance Mississippi Municipals
Fund	N/A	22,870	20,980	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	30,353	28,210
Eaton Vance Missouri Municipals Fund	N/A	28,750	27,110	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	36,233	34,340
Eaton Vance National Municipals Fund	N/A	67,290	64,650	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	74,773	71,880
Eaton Vance New Jersey Municipals
Fund	N/A	45,540	53,151	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	53,023	60,381
Eaton Vance New York Municipals
Fund	N/A	46,390	44,000	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	53,873	51,230
Eaton Vance North Carolina Municipals
Fund	N/A	30,470	28,830	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	37,953	36,060
Eaton Vance Ohio Municipals Fund	N/A	33,260	31,620	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	40,743	38,850
Eaton Vance Oregon Municipals Fund	N/A	30,470	28,830	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	37,953	36,060
Eaton Vance Pennsylvania Municipals
Fund	N/A	45,540	53,986	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	53,023	61,216

                                                                                                 G-3

		Audit Fees		Audit-Related Fees(2)				Tax Fees(3)		All Other Fees(4)				Total

	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006
	Fiscal	Fiscal	Fiscal Fiscal Fiscal Fiscal Fiscal					Fiscal	Fiscal Fiscal Fiscal Fiscal Fiscal					Fiscal	Fiscal
Trust/Fund Name	Year	Year	Year	Year Year Year			Year	Year	Year	Year Year Year			Year	Year	Year

Eaton Vance Rhode Island Municipals
Fund	N/A	$ 28,750	$ 27,110	N/A	$ 0	$ 0	N/A	$ 7,483	$ 7,230	N/A	$ 0	$ 0	N/A	$ 36,233	$ 34,340
Eaton Vance South Carolina
Municipals Fund	N/A	28,750	27,110	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	36,233	34,340
Eaton Vance Tennessee Municipals
Fund	N/A	26,380	24,490	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	33,863	31,720
Eaton Vance Virginia Municipals
Fund	N/A	33,260	31,620	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	40,743	38,850
Eaton Vance West Virginia Municipals
Fund	N/A	25,580	23,690	N/A	0	0	N/A	7,483	7,230	N/A	0	0	N/A	33,063	30,920
Eaton Vance Municipals Trust II
Eaton Vance Hawaii Municipals
Fund	$22,620	26,826	N/A	$ 0	0	N/A	$ 7,535	7,280	N/A	$ 0	0	N/A	$30,155	34,106	N/A
Eaton Vance High Yield Municipals
Fund	62,620	88,372	N/A	0	0	N/A	7,535	7,280	N/A	0	0	N/A	70,155	95,652	N/A
Eaton Vance Insured Municipals
Fund	26,120	32,831	N/A	0	0	N/A	7,535	7,280	N/A	0	0	N/A	33,655	40,111	N/A
Eaton Vance Kansas Municipals

Fund	23,670	26,790	N/A	0	0	N/A	7,535	7,280	N/A	0	0	N/A	31,205	34,070	N/A
Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal
Bond Fund	N/A	50,530	49,390	N/A	0	0	N/A	6,314	6,100	N/A	0	0	N/A	56,844	55,490
Eaton Vance Cash Management
Fund	N/A	15,000	11,900(1)	N/A	0	0	N/A	5,800	5,875(1)	N/A	0	0	N/A	20,800	17,775(1)
Eaton Vance Diversified Income
Fund	N/A	20,000	27,500(1)	N/A	0	0	N/A	15,000	15,150(1)	N/A	0	0	N/A	35,000	42,650(1)
Eaton Vance Dividend Income
Fund	N/A	12,750	11,360	N/A	0	0	N/A	8,280	8,000	N/A	0	0	N/A	21,030	19,360
Eaton Vance Emerging Markets Local
Income Fund(5)	N/A	10,500	N/A	N/A	0	N/A	N/A	8,500	N/A	N/A	0	N/A	N/A	19,000	N/A
Eaton Vance Floating-Rate Fund	N/A	13,530	12,490	N/A	0	0	N/A	6,769	6,540	N/A	0	0	N/A	20,299	19,030
Eaton Vance Floating-Rate Advantage
Fund(6)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Floating-Rate & High
Income Fund	N/A	13,530	12,490	N/A	0	0	N/A	6,769	6,540	N/A	0	0	N/A	20,299	19,030
Eaton Vance Global Macro Fund(5)	N/A	18,000	N/A	N/A	0	N/A	N/A	10,000	N/A	N/A	0	N/A	N/A	28,000	N/A
Eaton Vance Government Obligations
Fund	N/A	24,000	24,700(1)	N/A	0	0	N/A	11,000	14,275(1)	N/A	0	0	N/A	35,000	38,975(1)
Eaton Vance High Income
Opportunities Fund	N/A	13,780	12,490	N/A	0	0	N/A	6,541	6,320	N/A	0	0	N/A	20,321	18,810

                                                                                                   G-4

		Audit Fees		Audit-Related Fees(2)				Tax Fees(3)		All Other Fees(4)				Total

	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006
	Fiscal	Fiscal	Fiscal Fiscal Fiscal Fiscal Fiscal Fiscal						Fiscal Fiscal Fiscal Fiscal Fiscal					Fiscal	Fiscal
Trust/Fund Name	Year	Year	Year	Year Year Year Year				Year	Year	Year Year Year Year				Year	Year

Eaton Vance International Equity Fund	N/A	$ 12,750	$ 11,360	N/A	$ 0	$ 0	N/A	$ 8,280	$ 8,000	N/A	$ 0	$ 0	N/A	$ 21,030	$ 19,360
Eaton Vance International Income
Fund(5)	N/A	10,500	N/A	N/A	0	N/A	N/A	8,500	N/A	N/A	0	N/A	N/A	19,000	N/A
Eaton Vance Low Duration Fund	N/A	24,000	24,400(1)	N/A	0	0	N/A	12,000	12,125(1)	N/A	0	0	N/A	36,000	36,525(1)
Eaton Vance Large-Cap Core Research
Fund (formerly Eaton Vance Equity
Research Fund)	N/A	25,000	25,300(1)	N/A	0	0	N/A	7,800	9,675(1)	N/A	0	0	N/A	32,800	34,975(1)
Eaton Vance Money Market Fund	N/A	15,000	11,900(1)	N/A	0	0	N/A	5,800	5,875(1)	N/A	0	0	N/A	20,800	17,775(1)
Eaton Vance Strategic Income Fund	N/A	30,000	34,300(1)	N/A	0	0	N/A	19,000	20,325(1)	N/A	0	0	N/A	49,000	54,625(1)
Eaton Vance Structured Emerging Markets
Fund	N/A	70,000	73,400(1)	N/A	0	0	N/A	11,000	14,050(1)	N/A	0	0	N/A	81,000	87,450(1)
Eaton Vance Tax Free Reserves	N/A	23,000	26,400(1)	N/A	0	0	N/A	5,800	5,850(1)	N/A	0	0	N/A	28,800	32,250(1)
Eaton Vance Tax-Managed Dividend
Income Fund	N/A	49,980	48,590	N/A	0	0	N/A	9,957	9,620	N/A	0	0	N/A	59,937	58,210
Eaton Vance Tax-Managed Equity Asset
Allocation Fund	N/A	51,880	48,590	N/A	0	0	N/A	18,050	17,440	N/A	0	0	N/A	69,930	66,030
Eaton Vance Tax-Managed Growth
Fund 1.1	N/A	14,130	12,490	N/A	0	0	N/A	5,977	5,775	N/A	0	0	N/A	20,109	18,265

Eaton Vance Tax-Managed Growth
Fund 1.2	N/A	14,130	12,490	N/A	0	0	N/A	5,977	5,775	N/A	0	0	N/A	20,109	18,265
Eaton Vance Tax-Managed International
Equity Fund	N/A	13,880	11,230	N/A	0	0	N/A	6,430	6,655	N/A	0	0	N/A	20,310	17,885
Eaton Vance Tax-Managed Mid-Cap Core
Fund	N/A	10,410	9,020	N/A	0	0	N/A	6,769	6,540	N/A	0	0	N/A	17,179	15,560
Eaton Vance Tax-Managed Multi-Cap
Growth Fund	N/A	12,620	11,230	N/A	0	0	N/A	6,541	6,320	N/A	0	0	N/A	19,161	17,550
Eaton Vance Tax-Managed Small-Cap
Fund (formerly Eaton Vance
Tax-Managed Small-Cap Growth
Fund)	N/A	16,880	15,490	N/A	0	0	N/A	6,769	6,540	N/A	0	0	N/A	23,649	22,030
Eaton Vance Tax-Managed Small-Cap
Value Fund	N/A	10,410	9,020	N/A	0	0	N/A	6,541	6,320	N/A	0	0	N/A	16,951	15,340
Eaton Vance Tax-Managed Value Fund	N/A	13,880	12,490	N/A	0	0	N/A	6,769	6,540	N/A	0	0	N/A	20,649	19,030
Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth
Fund 1.0	N/A	12,630	11,130	N/A	0	0	N/A	5,977	5,775	N/A	0	0	N/A	18,607	16,905
Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	N/A	15,000	25,100(1)	N/A	0	0	N/A	11,000	15,175(1)	N/A	0	0	N/A	26,000	40,275(1)
                                                                                                        G-5

		Audit Fees		Audit-Related Fees(2)				Tax Fees(3)		All Other Fees(4)				Total

	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006
	Fiscal	Fiscal	Fiscal Fiscal Fiscal Fiscal Fiscal					Fiscal	Fiscal Fiscal Fiscal Fiscal Fiscal					Fiscal	Fiscal
Trust/Fund Name	Year	Year	Year	Year Year Year			Year	Year	Year	Year Year Year			Year	Year	Year

Eaton Vance Tax-Managed Emerging
Markets Fund	$68,000	$ 82,565(1)	N/A	$ 0	$ 0	N/A	$10,140	$ 6,000(1)	N/A	$ 0	$ 0	N/A	$78,140	$ 77,200(1)	N/A
Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	N/A	24,000	$ 30,600(1)	N/A	0	$ 0	N/A	15,000	$15,550(1)	N/A	0	$ 0	N/A	39,000	$ 46,150(1)
Eaton Vance Capital & Income
Strategies Fund	N/A	20,000	2,000(1)	N/A	0	0	N/A	12,000	2,500(1)	N/A	0	0	N/A	32,000	4,500(1)
Eaton Vance Dividend Builder
Fund	N/A	24,000	24,400(1)	N/A	0	0	N/A	8,500	10,300(1)	N/A	0	0	N/A	32,500	34,700(1)
Eaton Vance Emerging Markets
Fund	N/A	11,820	10,180	N/A	0	0	N/A	5,977	5,775	N/A	0	0	N/A	17,797	15,955
Eaton Vance Enhanced Equity Option
Income Fund(6)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Equity Asset Allocation
Fund	N/A	28,600	3,360	N/A	0	0	N/A	18,000	1,550	N/A	0	0	N/A	46,600	4,910
Eaton Vance Greater India Fund	N/A	13,670	12,030	N/A	0	0	N/A	5,977	5,775	N/A	0	0	N/A	19,647	17,805
Eaton Vance Institutional Short Term
Income Fund	N/A	32,070	31,680	N/A	0	0	N/A	6,091	5,885	N/A	0	0	N/A	38,161	37,565
Eaton Vance Institutional Short Term

Treasury Fund	N/A	21,100	20,860	N/A	0	0	N/A	6,314	6,100	N/A	0	0	N/A	27,414	26,960
Eaton Vance Investment Grade Income
Fund(5)	N/A	11,000	N/A	N/A	0	N/A	N/A	10,000	N/A	N/A	0	N/A	N/A	21,000	N/A
Eaton Vance Large-Cap Growth
Fund	N/A	10,410	9,020	N/A	0	0	N/A	6,541	6,320	N/A	0	0	N/A	16,951	15,340
Eaton Vance Large-Cap Value
Fund	N/A	15,000	24,700(1)	N/A	0	0	N/A	8,500	13,450(1)	N/A	0	0	N/A	23,500	38,150(1)
Eaton Vance Real Estate Fund	N/A	13,700	5,000	N/A	0	0	N/A	4,658	4,500	N/A	0	0	N/A	18,358	9,500
Eaton Vance Risk-Managed Equity
Option Income Fund(6)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Small-Cap Fund
(formerly Eaton Vance Small-Cap
Growth Fund)	N/A	18,000	24,400(1)	N/A	0	0	N/A	8,500	14,550(1)	N/A	0	0	N/A	26,500	38,950(1)
Eaton Vance Small-Cap Value
Fund	N/A	21,220	19,830	N/A	0	0	N/A	6,541	6,320	N/A	0	0	N/A	27,761	26,150
Eaton Vance Special Equities Fund	N/A	24,000	24,400(1)	N/A	0	0	N/A	8,500	10,375(1)	N/A	0	0	N/A	32,500	34,775(1)
Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income
Fund	N/A	34,280	28,540	N/A	0	0	N/A	6,883	6,650	N/A	0	0	N/A	41,163	35,190
Eaton Vance VT Large-Cap Value
Fund(5)	N/A	31,000	N/A	N/A	0	N/A	N/A	5,800	N/A	N/A	0	N/A	N/A	36,800	N/A
Eaton Vance VT Worldwide Health
Sciences Fund	N/A	24,000	25,100(1)	N/A	0	0	N/A	5,800	3,275(1)	N/A	0	0	N/A	29,800	28,375(1)
                                                                                                            G-6

		Audit Fees		Audit-Related Fees(2)				Tax Fees(3)		All Other Fees(4)				Total

	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006
	Fiscal	Fiscal	Fiscal Fiscal Fiscal Fiscal Fiscal Fiscal						Fiscal Fiscal Fiscal Fiscal Fiscal					Fiscal	Fiscal
Trust/Fund Name	Year	Year	Year	Year Year Year Year				Year	Year	Year Year Year Year				Year	Year

Portfolios
Asian Small Companies Portfolio	N/A	$ 39,210	$ 34,010	N/A	$ 0	$ 0	N/A	$ 7,633	$ 7,085	N/A	$ 0	$ 0	N/A	$ 46,843	$ 41,095
Boston Income Portfolio	N/A	62,000	55,500(1)	N/A	0	0	N/A	13,000	6,350(1)	N/A	0	0	N/A	75,000	61,850(1)
Capital Growth Portfolio	N/A	38,000	34,900(1)	N/A	0	0	N/A	15,000	9,350(1)	N/A	0	0	N/A	53,000	44,250(1)
Cash Management Portfolio	N/A	33,000	37,300(1)	N/A	0	0	N/A	30,000	7,275(1)	N/A	0	0	N/A	63,000	44,575(1)
Dividend Builder Portfolio	N/A	43,000	36,800(1)	N/A	0	0	N/A	10,000	6,275(1)	N/A	0	0	N/A	53,000	43,075(1)
Dividend Income Portfolio	N/A	24,150	20,000	N/A	0	0	N/A	10,650	10,000	N/A	0	0	N/A	34,800	30,000
Emerging Markets Portfolio	N/A	63,390	56,140	N/A	0	0	N/A	5,713	5,230	N/A	0	0	N/A	69,103	61,370
Emerging Markets Local Income
Portfolio(5)	N/A	27,000	N/A	N/A	0	N/A	N/A	10,800	N/A	N/A	0	N/A	N/A	37,800	N/A
Floating Rate Portfolio	N/A	82,020	74,020	N/A	0	0	N/A	19,177	15,340	N/A	0	0	N/A	101,197	89,360
Global Growth Portfolio	N/A	42,878	35,800(1)	N/A	0	0	N/A	6,800	6,400(1)	N/A	0	0	N/A	49,678	42,200(1)
Global Macro Portfolio	N/A	125,000	99,300(1)	N/A	0	0	N/A	20,000	8,425(1)	N/A	0	0	N/A	145,000	107,725(1)
Government Obligations Portfolio	N/A	48,000	66,800(1)	N/A	0	0	N/A	16,000	9,375(1)	N/A	0	0	N/A	64,000	76,175(1)
Greater China Growth Portfolio	N/A	52,730	47,230	N/A	0	0	N/A	6,391	5,885	N/A	0	0	N/A	59,121	53,115
Greater India Portfolio	N/A	32,020	26,520	N/A	0	0	N/A	5,827	5,340	N/A	0	0	N/A	37,847	31,860
High Income Opportunities Portfolio	N/A	76,580	69,180	N/A	0	0	N/A	11,312	10,640	N/A	0	0	N/A	87,892	79,820
International Equity Portfolio	N/A	28,150	24,000	N/A	0	0	N/A	10,650	10,000	N/A	0	0	N/A	38,800	34,000

International Income Portfolio(5)	N/A	33,000	N/A	N/A	0	N/A	N/A	10,800	N/A	N/A	0	N/A	N/A	43,800	N/A
Investment Grade Income Portfolio	N/A	34,000	45,400(1)	N/A	0	0	N/A	14,000	9,825(1)	N/A	0	0	N/A	48,000	55,225(1)
Investment Portfolio	N/A	22,000	12,700(1)	N/A	0	0	N/A	10,000	5,650(1)	N/A	0	0	N/A	32,000	18,350(1)
Large-Cap Portfolio	N/A	21,7300	18,980	N/A	0	0	N/A	5,961	5,470	N/A	0	0	N/A	27,691	24,450
Large-Cap Growth Portfolio	N/A	19,160	16,660	N/A	0	0	N/A	7,461	5,470	N/A	0	0	N/A	26,621	22,130
Large-Cap Value Portfolio	N/A	38,000	38,100(1)	N/A	0	0	N/A	12,000	8,925(1)	N/A	0	0	N/A	50,000	47,025(1)
Multi-Cap Growth Portfolio	N/A	43,041(1)	35,900(1)	N/A	0	0	N/A	6,500(1)	6,125(1)	N/A	0	0	N/A	49,541(1)	42,025(1)
Senior Debt Portfolio	N/A	114,580	107,680	N/A	0	0	N/A	18,173	14,370	N/A	0	0	N/A	132,753	122,050
Small-Cap Portfolio (formerly Small-Cap
Growth Portfolio)	N/A	23,000	36,800(1)	N/A	0	0	N/A	12,000	8,900(1)	N/A	0	0	N/A	35,000	45,700(1)
SMID-Cap Portfolio	N/A	19,420	16,670	N/A	0	0	N/A	5,961	5,470	N/A	0	0	N/A	25,381	22,140
Special Equities Portfolio	N/A	28,000	36,800(1)	N/A	0	0	N/A	10,000	6,125(1)	N/A	0	0	N/A	38,000	42,925(1)
Tax-Managed Growth Portfolio	N/A	87,500	80,000	N/A	0	0	N/A	8,870	8,280	N/A	0	0	N/A	96,370	88,280
Tax-Managed International Equity
Portfolio	N/A	28,310	25,810	N/A	0	0	N/A	6,168	5,670	N/A	0	0	N/A	34,478	31,480
Tax-Managed Mid-Cap Core Portfolio	N/A	23,790	21,290	N/A	0	0	N/A	5,961	5,470	N/A	0	0	N/A	29,751	26,760
Tax-Managed Multi-Cap Growth
Portfolio	N/A	28,310	25,810	N/A	0	0	N/A	6,168	5,670	N/A	0	0	N/A	34,478	31,480
Tax-Managed Small-Cap Portfolio
(formerly Tax-Managed Small-Cap
Growth Portfolio)	N/A	46,220	42,720	N/A	0	0	N/A	6,168	5,670	N/A	0	0	N/A	52,388	48,390
Tax-Managed Small-Cap Value
Portfolio	N/A	23,790	21,290	N/A	0	0	N/A	5,961	5,470	N/A	0	0	N/A	29,751	26,760

                                                                                                    G-7

		Audit Fees		Audit-Related Fees(2)				Tax Fees(3)		All Other Fees(4)				Total

	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
Trust/Fund Name	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year

Tax-Managed Value Portfolio	N/A	$ 66,200	$ 63,200	N/A	$ 0	$ 0	N/A	$ 5,961	$ 5,470	N/A	$ 0	$ 0	N/A	$ 72,161	$ 68,670
Worldwide Health Sciences Portfolio	N/A	52,837(1)	44,400(1)	N/A	0	0	N/A	6,800(1)	6,325(1)	N/A	0	0	N/A	59,637(1)	50,725(1)

(1)	Fees were paid to PWC

(2)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the category of audit fees.

(3)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(4)	All other fees consist of the aggregate fees billed for products and services provided by the Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.

(5)	This Fund has not completed two fiscal years of operations.

(6)	This Fund has not completed its first full fiscal year of operations.

G-8

Exhibit G (continued)

     The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for that Fund’s last two fiscal years by the Fund’s applicable independent registered public accounting firm; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance Organization for each Fund’s last two fiscal years by each Fund’s applicable registered public accounting firm. Unless otherwise noted, such fees were paid to Deloitte.

	2008 Fiscal Year		2007 Fiscal Year		2006 Fiscal Year

Trust/Fund Name	Fund	Eaton Vance(2)	Fund	Eaton Vance(2)	Fund	Eaton Vance(2)

Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund	N/A	N/A	$ 5,977	$195,525	$ 5,775	$ 72,100
Eaton Vance-Atlanta Capital Large-Cap Growth Fund	N/A	N/A	6,541	289,446	6,320	72,100
Eaton Vance-Atlanta Capital SMID-Cap Fund	N/A	N/A	6,541	289,446	6,320	72,100
Eaton Vance Global Growth Fund	N/A	N/A	4,900(1)	60,399(1)	10,550(1)	83,416(1)
Eaton Vance Greater China Growth Fund	N/A	N/A	5,977	195,525	5,775	72,100
Eaton Vance Multi-Cap Growth Fund	N/A	N/A	4,600(1)	60,399(1)	10,075(1)	83,416(1)
Eaton Vance Worldwide Health Sciences Fund	N/A	N/A	5,300(1)	60,399(1)	10,875(1)	83,416(1)
Eaton Vance Investment Trust
Eaton Vance AMT-Free Limited Maturity Municipals Fund (formerly Eaton
Vance Florida Limited Maturity Municipals Funds)	$ 7,568	$ 295,569	7,280	63,500	N/A	N/A
Eaton Vance California Limited Maturity Municipals Fund	7,564	295,569	7,280	63,500	N/A	N/A
Eaton Vance Massachusetts Limited Maturity Municipals Fund	7,583	295,569	7,280	63,500	N/A	N/A
Eaton Vance National Limited Maturity Municipals Fund	7,953	295,569	7,280	63,500	N/A	N/A
Eaton Vance New Jersey Limited Maturity Municipals Fund	7,565	295,569	7,280	63,500	N/A	N/A
Eaton Vance New York Limited Maturity Municipals Fund	7,609	295,569	7,280	63,500	N/A	N/A
Eaton Vance Ohio Limited Maturity Municipals Fund	7,551	295,569	7,280	63,500	N/A	N/A
Eaton Vance Pennsylvania Limited Maturity Municipals Fund	7,574	295,569	7,280	63,500	N/A	N/A
Eaton Vance Municipals Trust
Eaton Vance Alabama Municipals Fund	N/A	N/A	7,483	195,525	7,230	72,100
Eaton Vance Arizona Municipals Fund	N/A	N/A	7,483	51,730	7,230	72,100
Eaton Vance Arkansas Municipals Fund	N/A	N/A	7,483	195,525	7,230	72,100
Eaton Vance California Municipals Fund	N/A	N/A	7,483	289,446	7,230	72,100
Eaton Vance Colorado Municipals Fund	N/A	N/A	7,483	51,730	7,230	72,100
Eaton Vance Connecticut Municipals Fund	N/A	N/A	7,483	51,730	7,230	72,100
Eaton Vance Florida Plus Municipals Fund	N/A	N/A	7,483	289,446	7,230	72,100
Eaton Vance Georgia Municipals Fund	N/A	N/A	7,483	195,525	7,230	72,100
Eaton Vance Kentucky Municipals Fund	N/A	N/A	7,483	195,525	7,230	72,100
Eaton Vance Louisiana Municipals Fund	N/A	N/A	7,483	195,525	7,230	72,100

                                                                                 G-9

	2008 Fiscal Year		2007 Fiscal Year		2006 Fiscal Year

Trust/Fund Name	Fund	Eaton Vance(2)	Fund	Eaton Vance(2)	Fund	Eaton Vance(2)

Eaton Vance Maryland Municipals Fund	N/A	N/A	$ 7,483	$195,525	$ 7,230	$ 72,100
Eaton Vance Massachusetts Municipals Fund	N/A	N/A	7,483	289,446	7,230	72,100
Eaton Vance Michigan Municipals Fund	N/A	N/A	7,483	51,730	7,230	72,100
Eaton Vance Minnesota Municipals Fund	N/A	N/A	7,483	51,730	7,230	72,100
Eaton Vance Mississippi Municipals Fund	N/A	N/A	7,483	289,446	7,230	72,100
Eaton Vance Missouri Municipals Fund	N/A	N/A	7,483	195,525	7,230	72,100
Eaton Vance National Municipals Fund	N/A	N/A	7,483	289,446	7,230	72,100
Eaton Vance New Jersey Municipals Fund	N/A	N/A	7,483	51,730	7,230	72,100
Eaton Vance New York Municipals Fund	N/A	N/A	7,483	289,446	7,230	72,100
Eaton Vance North Carolina Municipals Fund	N/A	N/A	7,483	195,525	7,230	72,100
Eaton Vance Ohio Municipals Fund	N/A	N/A	7,483	289,446	7,230	72,100
Eaton Vance Oregon Municipals Fund	N/A	N/A	7,483	195,525	7,230	72,100
Eaton Vance Pennsylvania Municipals Fund	N/A	N/A	7,483	51,730	7,230	72,100
Eaton Vance Rhode Island Municipals Fund	N/A	N/A	7,483	289,446	7,230	72,100
Eaton Vance South Carolina Municipals Fund	N/A	N/A	7,483	195,525	7,230	72,100
Eaton Vance Tennessee Municipals Fund	N/A	N/A	7,483	195,525	7,230	72,100
Eaton Vance Virginia Municipals Fund	N/A	N/A	7,483	195,525	7,230	72,100
Eaton Vance West Virginia Municipals Fund	N/A	N/A	7,483	289,446	7,230	72,100
Eaton Vance Municipals Trust II
Eaton Vance Hawaii Municipals Fund	$ 7,535	$ 290,569	7,280	74,600	N/A	N/A
Eaton Vance High Yield Municipals Fund	7,535	290,569	7,280	74,600	N/A	N/A
Eaton Vance Insured Municipals Fund	7,535	290,569	7,280	74,600	N/A	N/A
Eaton Vance Kansas Municipals Fund	7,535	290,569	7,280	74,600	N/A	N/A
Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Bond Fund	N/A	N/A	6,314	281,446	6,100	74,600
Eaton Vance Cash Management Fund	N/A	N/A	5,800	286,446	5,875(1)	68,486(1)
Eaton Vance Diversified Income Fund	N/A	N/A	15,000	286,446	15,150(1)	68,486(1)
Eaton Vance Dividend Income Fund	N/A	N/A	8,280	286,446	8,000	83,600
Eaton Vance Emerging Markets Local Income Fund(3)	N/A	N/A	8,500	286,446	N/A	83,600
Eaton Vance Floating-Rate Fund	N/A	N/A	6,769	286,446	6,540	83,600
Eaton Vance Floating-Rate Advantage Fund(4)	N/A	N/A	N/A	286,446	N/A	83,600
Eaton Vance Floating-Rate & High Income Fund	N/A	N/A	6,769	286,446	6,540	83,600
Eaton Vance Global Macro Fund(3)	N/A	N/A	10,000	286,446	N/A	68,486(1)
Eaton Vance Government Obligations Fund	N/A	N/A	11,000	286,446	14,275(1)	68,486(1)
Eaton Vance High Income Opportunities Fund	N/A	N/A	6,541	286,446	6,320	83,600
Eaton Vance International Equity Fund	N/A	N/A	8,280	286,446	8,000	83,600

                                                                          G-10

	2008 Fiscal Year		2007 Fiscal Year		2006 Fiscal Year

Trust/Fund Name	Fund	Eaton Vance(2)	Fund	Eaton Vance(2)	Fund	Eaton Vance(2)

Eaton Vance International Income Fund(3)	N/A	N/A	$ 8,500	$286,446	N/A	$ 83,600
Eaton Vance Large-Cap Core Research Fund (formerly Eaton Vance Equity
Research Fund)	N/A	N/A	7,800	286,446	$ 9,675(1)	68,486(1)
Eaton Vance Low Duration Fund	N/A	N/A	12,000	286,446	12,125(1)	68,486(1)
Eaton Vance Money Market Fund	N/A	N/A	5,800	286,446	5,875(1)	68,486(1)
Eaton Vance Strategic Income Fund	N/A	N/A	19,000	286,446	20,325(1)	68,486(1)
Eaton Vance Structured Emerging Markets Fund	N/A	N/A	11,000	286,446	14,050(1)	68,486(1)
Eaton Vance Tax Free Reserves	N/A	N/A	5,850	281,446	5,850(1)	100,698(1)
Eaton Vance Tax-Managed Dividend Income Fund	N/A	N/A	9,957	286,446	9,620	83,600
Eaton Vance Tax-Managed Equity Asset Allocation Fund	N/A	N/A	18,050	286,446	17,440	83,600
Eaton Vance Tax-Managed Growth Fund 1.1	N/A	N/A	5,977	281,446	5,775	74,600
Eaton Vance Tax-Managed Growth Fund 1.2	N/A	N/A	5,977	281,446	5,775	74,600
Eaton Vance Tax-Managed International Equity Fund	N/A	N/A	6,430	286,446	6,655	83,600
Eaton Vance Tax-Managed Mid-Cap Core Fund	N/A	N/A	6,769	286,446	6,540	83,600
Eaton Vance Tax-Managed Multi-Cap Growth Fund	N/A	N/A	6,541	286,446	6,320	83,600
Eaton Vance Tax-Managed Small-Cap Fund (formerly Eaton Vance
Tax-Managed Small-Cap Growth Fund)	N/A	N/A	6,769	286,446	6,540	83,600
Eaton Vance Tax-Managed Small-Cap Value Fund	N/A	N/A	6,541	286,446	6,320	83,600
Eaton Vance Tax-Managed Value Fund	N/A	N/A	6,769	286,446	6,540	83,600
Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	N/A	N/A	5,977	281,446	5,775	74,600
Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	N/A	N/A	11,000	286,446	15,175(1)	68,486(1)
Eaton Vance Tax-Managed Emerging Markets Fund	$10,140	$382,888.55	6,000(1)	60,399(1)	N/A	N/A
Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	N/A	N/A	15,000	281,446	15,550(1)	100,698(1)
Eaton Vance Capital & Income Strategies Fund	N/A	N/A	12,000	281,446	2,500(1)	100,698(1)
Eaton Vance Dividend Builder Fund	N/A	N/A	8,500	281,446	10,300(1)	100,698(1)
Eaton Vance Emerging Markets Fund	N/A	N/A	5,977	281,446	5,775	74,600
Eaton Vance Enhanced Equity Option Income Fund(4)	N/A	N/A	N/A	286,446	N/A	69,600
Eaton Vance Equity Asset Allocation Fund	N/A	N/A	18,000	281,446	1,550	74,600
Eaton Vance Greater India Fund	N/A	N/A	5,977	281,446	5,775	74,600
Eaton Vance Institutional Short Term Income Fund	N/A	N/A	6,091	281,446	5,885	74,600
Eaton Vance Institutional Short Term Treasury Fund	N/A	N/A	6,314	281,446	6,100	74,600
Eaton Vance Investment Grade Income Fund(3)	N/A	N/A	10,000	281,446	N/A	74,600(1)
Eaton Vance Large-Cap Growth Fund	N/A	N/A	6,541	281,446	6,320	74,600

                                                                                G-11

	2008 Fiscal Year		2007 Fiscal Year		2006 Fiscal Year

Trust/Fund Name	Fund	Eaton Vance(2)	Fund	Eaton Vance(2)	Fund	Eaton Vance(2)

Eaton Vance Large-Cap Value Fund	N/A	N/A	$ 8,500	$281,446	$13,450(1)	$100,698(1)
Eaton Vance Real Estate Fund	N/A	N/A	4,658	281,446	4,500	74,600
Eaton Vance Risk-Managed Equity Option Income Fund(4)	N/A	N/A	N/A	286,446	N/A	69,600
Eaton Vance Small-Cap Fund (formerly Eaton Vance Small-Cap Growth
Fund)	N/A	N/A	8,500	281,446	14,550(1)	100,698(1)
Eaton Vance Small-Cap Value Fund	N/A	N/A	6,541	281,446	6,320	74,600
Eaton Vance Special Equities Fund	N/A	N/A	8,500	281,446	10,375(1)	100,698(1)
Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	6,883	281,446	6,650	74,600
Eaton Vance VT Large-Cap Value Fund(3)	N/A	N/A	5,800	281,446	N/A	74,600(1)
Eaton Vance VT Worldwide Health Sciences Fund	N/A	N/A	5,800	281,446	3,275(1)	100,698(1)
Portfolios
Asian Small Companies Portfolio	N/A	N/A	7,633	195,525	7,085	72,100
Boston Income Portfolio	N/A	N/A	13,000	286,446	6,350(1)	68,486(1)
Capital Growth Portfolio	N/A	N/A	15,000	281,446	9,350(1)	100,698(1)
Cash Management Portfolio	N/A	N/A	30,000	286,446	7,275(1)	68,486(1)
Dividend Builder Portfolio	N/A	N/A	10,000	281,446	6,275(1)	100,698(1)
Dividend Income Portfolio	N/A	N/A	10,650	286,446	10,000	83,600
Emerging Markets Portfolio	N/A	N/A	5,713	281,446	5,230	74,600
Emerging Markets Local Income Portfolio(3)	N/A	N/A	10,800	286,446	N/A	83,600
Floating Rate Portfolio	N/A	N/A	19,177	286,446	15,340	83,600
Global Growth Portfolio	N/A	N/A	6,800(1)	60,399(1)	6,400(1)	83,416(1)
Global Macro Portfolio	N/A	N/A	20,000	286,446	8,425(1)	68,486(1)
Government Obligations Portfolio	N/A	N/A	16,000	286,446	9,375(1)	68,486(1)
Greater China Growth Portfolio	N/A	N/A	6,391	195,525	5,885	72,100
Greater India Portfolio	N/A	N/A	5,827	281,446	5,340	74,600
High Income Opportunities Portfolio	N/A	N/A	11,312	286,446	10,640	83,600
International Equity Portfolio	N/A	N/A	10,650	286,446	10,000	83,600
International Income Portfolio(3)	N/A	N/A	10,800	286,446	N/A	83,600
Investment Portfolio	N/A	N/A	10,000	286,446	5,650(1)	68,486(1)
Investment Grade Income Portfolio	N/A	N/A	14,000	281,446	9,825(1)	100,698(1)
Large-Cap Portfolio	N/A	N/A	5,961	289,446	5,470	72,100
Large-Cap Growth Portfolio	N/A	N/A	7,461	281,446	5,470	74,600
Large-Cap Value Portfolio	N/A	N/A	12,000	281,446	8,925	100,698
Multi-Cap Growth Portfolio	N/A	N/A	6,500(1)	60,399(1)	6,125(1)	83,416(1)
Senior Debt Portfolio	N/A	N/A	18,173	286,446	14,370	83,600

                                                                                    G-12

	2008 Fiscal Year		2007 Fiscal Year		2006 Fiscal Year

Trust/Fund Name	Fund	Eaton Vance(2)	Fund	Eaton Vance(2)	Fund	Eaton Vance(2)

Small-Cap Portfolio (formerly Small-Cap Growth Portfolio)	N/A	N/A	$12,000	$281,446	$ 8,900(1)	$100,698(1)
SMID-Cap Portfolio	N/A	N/A	5,961	281,446	5,470	74,600
Special Equities Portfolio	N/A	N/A	10,000	281,446	6,125(1)	100,698(1)
Tax-Managed Growth Portfolio	N/A	N/A	8,870	281,446	8,280	74,600
Tax-Managed International Equity Portfolio	N/A	N/A	6,168	286,446	5,670	83,600
Tax-Managed Mid-Cap Core Portfolio	N/A	N/A	5,961	286,446	5,470	83,600
Tax-Managed Multi-Cap Growth Portfolio	N/A	N/A	6,168	286,446	5,670	83,600
Tax-Managed Small-Cap Portfolio (formerly Tax-Managed Small-Cap
Growth Fund)	N/A	N/A	6,168	286,446	5,670	83,600
Tax-Managed Small-Cap Value Portfolio	N/A	N/A	5,961	286,446	5,470	83,600
Tax-Managed Value Portfolio	N/A	N/A	5,961	286,446	5,470	83,600
Worldwide Health Sciences Portfolio	N/A	N/A	6,800(1)	60,399(1)	6,325(1)	83,416(1)

(1)	Fees were paid to PWC.

(2)	The Funds’ investment adviser and any of its affiliates that provide ongoing services to the Funds which are subsidiaries of Eaton Vance Corp.

(3)	This Fund has not completed two fiscal years of operations.

(4)	This Fund has not completed its first full fiscal year of operations.

G-13

ALLFUNDS 9/08

EATON VANCE MUTUAL FUNDS

PROXY TABULATOR		EVERY SHAREHOLDER'S VOTE IS IMPORTANT
P.O. BOX 9112		*** 3 EASY WAYS TO VOTE YOUR PROXY ***
FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	EATON1	KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

DYNAMIC CALLING - POSITION C

THE BOARD OF TRUSTEES RECOMMENDS A VOTE				For	Withhold	For All	To withhold authority to vote for any individual
FOR THE FOLLOWING:				All	All	Except	nominee(s), mark "For All Except" and write the
							name(s) of the nominee(s) on the line below.
1. To elect as Trustee the following nominees:

For all Trusts and Portfolios:				0	0	0

Nominees:
01)	Benjamin C. Esty	06)	Helen Frame Peters
02)	Thomas E. Faust Jr.	07)	Heidi L. Steiger
03)	Allen R. Freedman	08)	Lynn A. Stout
04)	William H. Park	09)	Ralph F. Verni
05)	Ronald A. Pearlman

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ABOVE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

EATON VANCE MUTUAL FUNDS

SPECIAL MEETING OF SHAREHOLDERS November 14, 2008 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints BARBARA E. CAMPBELL, THOMAS E. FAUST JR., MAUREEN A. GEMMA, DUNCAN W. RICHARDSON AND PAYSON F. SWAFFIELD and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, November 14, 2008 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN ON REVERSE SIDE

	EATON VANCE MUTUAL FUNDS	Special Meeting of Shareholders to be held on 11/14/08

	** IMPORTANT NOTICE **	Proxy Materials Available
	Regarding the Availability of Proxy Materials	• Notice and Proxy Statement
You are receiving this communication because you are a shareholder in one or more of the Eaton Vance Mutual Funds, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more
complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important
	information contained in the proxy materials before voting.	PROXY MATERIALS - VIEW OR RECEIVE
You can choose to view the materials online or receive a
paper or e-mail copy. There is NO charge for requesting
a copy. Requests, instructions and other inquiries will
NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request
as instructed below on or before 11/03/08.

HOW TO VIEW MATERIALS VIA THE INTERNET
	PROXY TABULATOR	Have the 12 Digit Control Number(s) available and visit:
	P.O. BOX 9112	www.proxyvote.com
FARMINGDALE, NY 11735

HOW TO REQUEST A COPY OF MATERIALS
1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following
page) in the subject line.

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See The Reverse Side For Meeting Information and Instructions on How to Vote

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	Voting items

THEBOARDOFTRUSTEESRECOMMENDS
A VOTE FOR THE FOLLOWING:

1. To elect as Trustee the following
nominees:
For all Trusts and Portfolios:
Nominees:
01)	Benjamin C. Esty	06)	Helen Frame Peters
02)	Thomas E. Faust Jr.	07)	Heidi L. Steiger
03)	Allen R. Freedman	08)	Lynn A. Stout
04)	William H. Park	09)	Ralph F. Verni
05)	Ronald A. Pearlman

2D BARCODE

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